[LOGO]
                                                                         RAINIER
                                                                      INVESTMENT
                                                                      MANAGEMENT
                                                                    MUTUAL FUNDS

ANNUAL REPORT
RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

MARCH 31, 2002




                                TABLE OF CONTENTS

LETTER TO SHAREHOLDERS.....................3  STATEMENS OF ASSETS
                                              AND LIABILITIES.................24

COMMENTS FROM                                 STATEMENTS OF OPERATIONS........25

INVESTMENT ADVISOR.........................4  STATEMENT OF CHANGES
PORTFOLIO INVESTMENT RETURNS                  IN NET ASSETS...................26

  Small/ Mid Cap Equity Portfolio..........5  FINANCIAL HIHGLIGHTS............29
  Core Equity Portfolio....................6
  Growth Equity Portfolio..................7  NOTES TO FINANCIAL STATEMENTS...34
  Balanced Portfolio.......................8
  Intermediate Fixed Income Portfolio......9

                                              INDEPENDENT AUDITOR'S REPORT....39
  Small/ Mid Cap Equity Portfolio.........10
  Core Equity Portfolio...................13  DIRECTORY OF FUNDS'
  Growth Equity Portfolio.................16  SERVICE PROVIDERS...............39
  Balanced Portfolio......................18
  Intermediate Fixed Income Portfolio.....22  INDEX DESCRIPTIONS..............40


                                     RAINIER
                                   INVESTMENT
                                   MANAGEMENT
                                  MUTUAL FUNDS
                          601 Union Street, Suite 2801
                           Seattle, Washington 98101
                                  800.248.6314
                              www.rainierfunds.com

This report and the financial statements contained herein are provided for the general information of the shareholders of the Rainier Investment Management Mutual Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. For more information on any Fund, including charges and expenses, visit our web site or call the number above to receive a free prospectus. Read it carefully before you invest or send money.




                             LETTER TO SHAREHOLDERS


Dear Shareholders,

     As Chairman of Rainier Investment Management Mutual Funds and a fellow shareholder, I'd like to express once again our appreciation for your valued investment in one of the five Portfolios covered in this report. If you are a new shareholder, welcome! This Report, known as the Annual Report, contains audited financial statements for the fiscal year ending March 31, 2002. Also, you will see commentaries for each of the five Portfolios, which cover the past 12 months, followed by investment total returns. This Report also contains financial statements detailing the expenses and holdings of the Portfolios.

     It is difficult, of course, to reflect upon the past 12 months without commenting about the terrorist attacks on September 11. Among the lingering effects are a sense of personal grief triggered by the tragic loss of life, and the realization that the world is, at least for the time being, a more dangerous place. Miraculous, though, has been the resiliency of the American people and, from an investment perspective, the U.S. economy and market infrastructure. Within six months the economy has begun to emerge from the recession that was deepened and accelerated by September 11, and after a powerful fourth-quarter rally some elements of the equity market are registering double-digit returns for the year ending March 31, 2002.

     As a result of the sobering damage in New York from the terrorist attacks, we updated our Business Continuity Plan and have upgraded and tested the functionality of our emergency remote location. Should we be unable to access our offices in downtown Seattle, we will be able to manage our Portfolios from the remote site, located outside the downtown core.

     With 12-month returns of just over 12%, the Rainier Investment Management Small/Mid Cap Equity Portfolio led our funds in performance. Both the Core Equity and Growth Equity were essentially flat, with the Core returning 0.2% and the Growth -0.1%. Even with the losses, the Growth Equity was well ahead of the benchmark Russell 1000(R) Growth Index, which lost 2.0% for the fiscal year, evidencing the continued difficulty in growth-style investing. Both the Balanced and Intermediate Fixed Income Portfolios had positive returns, reminding investors that fixed-income diversification really can preserve principal in difficult market environments.

     The back office continues to run well, with no shareholder complaints that we are aware of. Our Administrator since Fund inception in 1994, Investment Company Administration, was purchased by U.S. Bancorp Fund Services, but fortunately U.S. Bancorp was already handling the bulk of our back-office work, and the merger went extremely smoothly.

     Thank you again for your investment in the Rainier Investment Management Mutual Funds.

                                     Sincerely,

                                     /s/ J. Glenn Haber
                                     ---------------------------------
                                     J. Glenn Haber, Chairman
                                     Rainier Investment Management Mutual Funds

Past performance is not predictive of future results.
Please see other sections of this report for important performance information.





                        COMMENTS FROM INVESTMENT ADVISOR

About the Advisor: The Investment Advisor to the Funds is Rainier Investment Management, Inc.(R) (RIM) located in Seattle, Washington. RIM manages $4.9 billion of discretionary assets for primarily institutional clients

EQUITY  COMMENTS
The year ending March 31, 2002, was marked by tragedy, scandal and, somewhat surprisingly, economic recovery. Of course, the great tragedy was the attacks of September 11. Profoundly affecting all Americans, the events were felt at Rainier Investment Management on a deeply personal level, as a number of our professional colleagues who worked in the World Trade Center perished. The collapse of Enron--an event that is still rippling through the markets as all investors reassess the nuts and bolts of corporate financial statements and the integrity of management--was the great scandal. The economic recovery has been subtler; it did not occur in a day or grab sensational headlines, but for equity investors it has restored confidence and stabilized portfolios after a period of severe profit erosion.

Making money for our clients has been a challenge, but we have been heartened by the strong rebound of the markets in the final quarter of 2001 and the upward revision in GDP, which we have witnessed in the first quarter. We positioned our Portfolios for an economic rebound in October and November, and this strategy was vindicated. We are confident that the improvement in economic growth will translate into improved earnings growth for our stocks in the quarters ahead.

Despite the challenging and grinding nature of the markets during the past year, we were encouraged to see a return to timeless investment principles. In particular, the markets rewarded investors who refused to separate the growth prospects of a company from its valuation. This return to sound investment principles is frankly one that we welcome, and we hope that it will be a long time before investos again embrace the faddish, growth-at-any-price approach that reigned supreme in the late 1990's. As always, we appreciate your support.

FIXED - INCOME COMMENTS

The major bond indices turned in mid-single-digit returns for the year ending March 31, 2002. Longer maturities underperformed due to continued yield curve steepening, and U.S. Treasury issues in general underperformed because of the attractive wide yield-spread differentials to corporate and mortgage-backed bonds. The Federal Reserve actively directed short-term interest rates with eight separate moves, lowering the overnight lending rate from 5% to 1 3/4%. Only in March did the Fed signal a neutral policy from a bias of economic weakness.

Among the sectors providing incremental returns were mortgages and quality corporate issuers. Mortgage-backed securities were aided by a fairly dramatic slowdown in prepayments, giving higher coupons more stability and higher current yield. Corporate spreads remained wide--actually widening during the September 11 crisis as a flight to quality ensued--yet outperformed as subsequent healthier economic reports gave credence to a turnaround.

Corporations ramped up issuance of new bonds due to the opportunity to fund at low interest-rate levels, but also to strengthen balance sheets as many companies had "overused" the commercial paper lending markets and needed to lengthen debt. Demand devoured the supply! Yet, secondary trading was less liquid--dealers preferred to match sellers to buyers and avoid inventory accumulation.

Looking forward, we remain optimistic that strategies currently in place to move ahead will succeed. The Fed is in no hurry to raise rates. Inflation continues at a benign pace. The fixed-income markets will likely continue with a slight upward yield tilt, but total returns should remain viable.

Mark H. Dawson, CFA; James R. Margard, CFA;             Patricia L. Frost, CEO;
Peter M. Musser, CFA; David A. Veterane, CFA            Michael E. Raney, CFA
Daniel M. Breiner, CFA                                  Mark Broughton, CFA



                                     [LOGO]
                         SMALL/MID CAP EQUITY PORTFOLIO


OBJECTIVE: The Small/Mid Cap Equity Portfolio seeks to provide investors with maximum long-term capital appreciation. The Investment Advisor constructs a diversified portfolio of small- and medium-capitalization common stocks.

COMMENTARY: Amidst a volatile and challenging stock market, small- and mid-capitalization stocks provided an oasis of solid returns over the past year. The Portfolio returned 12.3% compared to 15.0% for the Russell 2500(TM) Index and 9.9% for the Russell Midcap(R) Index. Secondary stocks were strong given the wide valuation disparity that had been created after several years of a market concentrated on the largest blue chips. Smaller stocks also historically perform well coming out of recessions as they hold the prospect for a greater recovery in earnings, and investors become more risk tolerant. While exceeding the Midcap Index, the Portfolio trailed the Russell 2500, as the strongest performers of late have been deep value, lower-quality shares that are not the focus of our Growth at a Reasonable Price philosophy. The biggest contributors to performance were consumer discretionary, financial and health-care stocks. The technology sector was the main laggard, even including the strong rally in the fourth quarter of 2001. With further economic recovery likely ahead, we remain optimistic that secondary stocks should continue to perform well.

COMPARISON OF CHANGE IN VALUE OF $10,000

[chart]

          Small/Mid
         Cap Equity    Russell      Russell       Consumer     Russell
Period    Portfolio   2500 Index  Midcap Index  Price Index   2000 Index
---------------------------------------------------------------------------
 1/31/01  33,270.33    26,794.17    30,140.52    11,879.24    22,731.27
 2/28/01  30,714.25    25,068.86    28,305.85    11,926.73    21,239.77
 3/31/01  28,515.46    23,693.54    26,549.76    11,953.87    20,200.81
 4/30/01  31,648.73    25,786.03    28,820.32    12,001.36    21,781.11
 5/31/01  32,363.33    26,561.64    29,357.15    12,055.63    22,316.49
 6/30/01  32,459.53    26,938.73    29,081.05    12,075.98    23,087.07
 7/31/01  31,387.62    25,975.40    28,248.66    12,042.06    21,837.38
 8/31/01  30,150.81    25,124.23    27,162.46    12,042.06    21,132.07
 9/30/01  26,948.83    21,872.91    23,886.92    12,096.34    18,287.42
10/31/01  27,897.06    23,003.90    24,832.81    12,055.63    19,357.61
11/30/01  30,192.04    24,864.35    26,913.70    12,035.28    20,856.21
12/31/01  31,583.33    26,258.19    27,994.54    11,987.79    22,143.53
 1/31/02  31,180.08    25,932.26    27,827.48    12,014.93    21,913.21
 2/28/02  30,171.95    25,478.20    27,532.15    12,062.42    21,312.65
 3/31/02  32,029.79    27,239.74    29,183.03    12,130.26    23,025.59



TOTAL RETURNS
for Periods Ending                                                    Inception
March 31, 2002                  6 Months  1 Year 3 Years* 5 Years*   to 3/31/02*

Small/Mid Cap Equity Portfolio    18.9%    12.3%  11.2%    11.1%        15.9%
Russell 2500(TM)Index             24.5     15.0   12.6     11.9         13.5
Russell Midcap(R)Index            22.2      9.9    8.2     12.5         14.5
Russell 2000(R)Index              25.9     14.0    9.8      9.5         11.1
Consumer Price Index               0.3      1.5    2.7      2.2          2.5
                                  *Annualized returns. Inception date 5/10/94.

See page 40 for index descriptions. Total return assumes reinvestment of dividends and distributions. Past performance is not predictive of future results. Investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Small-company investing may involve greater risks and volatility, and the value of small-company stocks may be adversely affected by less-liquid markets. The Portfolio may no longer hold specific stocks mentioned nor can we assure you that those stocks will represent favorable investments in the future.




Portfolio Investment Returns, continued


                                     [LOGO]
                            CORE EQUITY PORTFOLIO

OBJECTIVE: The Core Equity Portfolio seeks to maximize long-term capital appreciation. The Fund invests primarily in a diversified portfolio of common stocks of U.S. companies.

COMMENTARY: Returns for the Core Equity Portfolio matched the Standard & Poor's 500 Index(R) for the year ending March 31, 2002, but were disappointing on an absolute return basis. Erosion in corporate profitability, especially within the troubled technology and telecommunications sectors, cast a pall over many of the most prominent winners of the late 1990s. The collapse of Enron triggered a fresh wave of scrutiny and skepticism toward stocks with complex financial statements. Patent expirations plagued the large drug companies. And yet, even as large-capitalization equity indices struggled to find higher ground, secondary stocks registered solid double-digit gains, continuing to make up for years of underperformance. We continue to believe that mid-cap stocks have further appreciation potential ahead and are overweighted in this segment of the market. Finally, we think the worst part of the earnings downturn is behind us and that earnings are poised to improve in coming quarters. This stabilization should create a better environment for equity investors.


COMPARISON OF CHANGE IN VALUE OF $10,000

[chart]


         Core Equity    S & P        Russell     Consumer
Period    Portfolio   500 Index   1000 Index    Price Index
-------------------------------------------------------------
 1/31/01  33,270.33   34,597.06    34,240.73     11,879.24
 2/28/01  30,714.25   31,441.80    31,046.81     11,926.73
 3/31/01  28,515.46   29,448.39    28,984.79     11,953.87
 4/30/01  31,648.73   31,736.83    31,313.68     12,001.36
 5/31/01  32,363.33   31,949.47    31,525.35     12,055.63
 6/30/01  32,459.53   31,171.82    30,813.21     12,075.98
 7/31/01  31,387.62   30,865.08    30,392.47     12,042.06
 8/31/01  30,150.81   28,932.93    28,540.19     12,042.06
 9/30/01  26,948.83   26,596.60    26,119.78     12,096.34
10/31/01  27,897.06   27,104.59    26,663.58     12,055.63
11/30/01  30,192.04   29,183.78    28,716.74     12,035.28
12/31/01  31,583.33   29,439.43    29,022.92     11,987.79
 1/31/02  31,180.08   29,009.91    28,654.26     12,014.93
 2/28/02  30,171.95   28,450.60    28,083.45     12,062.42
 3/31/02  32,029.79   29,520.63    29,237.43     12,130.26


TOTAL RETURNS
for Periods Ending                                                    Inception
March 31, 2002                  6 Months  1 Year 3 Years* 5 Years*   to 3/31/02*
Core Equity Portfolio             12.4%     0.2%   1.2%    11.0%        16.1%
Standard & Poor's 500 Index(R)    11.0      0.2   (2.5)    10.2         14.7
Russell 1000(R)Index              11.9      0.9   (1.9)    10.3         14.6
Consumer Price Index               0.3      1.5    2.7      2.2          2.5
                                    *Annualized returns. Inception date 5/10/94.

See page 40 for index descriptions. Total return assumes reinvestment of dividends and distributions. Past performance is not predictive of future results. Investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Portfolio may no longer hold specific stocks mentioned nor can we assure you that those stocks will represent favorable investments in the future.





Portfolio Investment Returns, continued

                                     [LOGO]
                            GROWTH EQUITY PORTFOLIO

OBJECTIVE: The Growth Equity Portfolio seeks to maximize long-term capital appreciation. The Portfolio invests primarily in the common stock of U.S. growth companies.

COMMENTARY: The Growth Equity Portfolio moved sideways over the past 12 months, but still exceeded its primary benchmark, the Russell 1000(R) Growth Index. On the winning side were investments such as First Data Corp., Cardinal Health, Viacom, Novellus Systems and Concord EFS. Gains in these stocks were offset, however, by weakness in names such as AOL Time Warner, General Electric and Tyco International, each of which felt the slowdown in the economy in key divisions. The worst area was telecommunications, and we were compelled to reduce our exposure to this industry due to poor fundamentals. While the primary emphasis of the Portfolio is large-capitalization stocks, we were successful with some smaller companies during the past year, such as Investor's Financial and BISYS Group, both of which offer specialized investment services in niche markets. We continue to be confident in the ability of the companies in the Portfolio to grow their earnings and cash flow at a meaningfully higher rate than the overall economy.



COMPARISON OF CHANGE IN VALUE OF $10,000

[chart]


        Growth Equity  S & P     Russell 1000   Consumer
Period    Portfolio   500 Index  Growth Index   Price Index
-------------------------------------------------------------
 1/31/01  8,240.00    34,597.06   8,022.53     11,879.24
 2/28/01  6,624.00    31,441.80   6,660.53     11,926.73
 3/31/01  5,772.00    29,448.39   5,935.74     11,953.87
 4/30/01  6,548.00    31,736.83   6,686.45     12,001.36
 5/31/01  6,448.00    31,949.47   6,588.05     12,055.63
 6/30/01  6,336.00    31,171.82   6,435.48     12,075.98
 7/31/01  6,044.00    30,865.08   6,274.64     12,042.06
 8/31/01  5,528.00    28,932.93   5,761.53     12,042.06
 9/30/01  5,004.00    26,596.60   5,186.30     12,096.34
10/31/01  5,288.00    27,104.59   5,458.39     12,055.63
11/30/01  5,928.00    29,183.78   5,982.76     12,035.28
12/31/01  5,964.00    29,439.43   5,971.51     11,987.79
 1/31/02  5,836.00    29,009.91   5,866.02     12,014.93
 2/28/02  5,488.00    28,450.60   5,622.58     12,062.42
 3/31/02  5,764.00    29,520.63   5,817.06     12,130.26


TOTAL RETURNS
for Periods Ending                                                    Inception
March 31, 2002                  6 Months  1 Year 3 Years* 5 Years*   to 3/31/02*
Growth Equity Portfolio           15.2%    (0.1)%   -        -         (26.5)%
Russell 1000(R)Growth Index       12.2     (2.0)    -        -         (26.1)
Standard & Poor's 500 Index(R)    11.0      0.2     -        -         (12.6)
Consumer Price Index               0.3      1.5     -        -           2.2
                                                       **Inception date 6/15/00.

See page 40 for index descriptions. Performance shown is for a very limited period. Total return assumes reinvestment of dividends and distributions. Past performance is not predictive of future results. Investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor is currently limiting the Portfolio's expenses, which enhances return. The Portfolio may no longer hold specific stocks mentioned nor can we assure you that those stocks will represent favorable investments in the future.

Portfolio Investment Returns, continued

                                     [LOGO]
                               BALANCED PORTFOLIO



OBJECTIVE: The Balanced Portfolio seeks to provide investors with a balance of long-term capital appreciation and current income. The Fund invests primarily in a diversified portfolio of common stocks of U.S. companies, investment-grade intermediate-term debt securities and cash equivalent securities.

COMMENTARY: The Balanced Portfolio rose 1.7% during the past year, with positive bond returns lifting the flat results of the equity component of the Portfolio. The equity strategy of the Portfolio is identical to the Core Equity. Although absolute returns were unexciting, investors in the Balanced Portfolio were able to achieve results that were higher than the Core Equity Portfolio with a lower level of risk. In addition to the price appreciation stemming from exposure to the mid-cap stocks mentioned in the Core commentary, the Portfolio also benefited from large-capitalization stalwarts such as Procter & Gamble, Johnson & Johnson and Target Stores. Pockets of strength were even visible in the technology sector--semiconductor holdings demonstrated that leading companies could gain ground even in a poor environment. In the fixed-income component of the Portfolio, our strategy of focusing on only investment-grade bonds proved to be a sound approach in a year that saw multiple credit downgrades. We intend to maintain our asset mix of 60% stocks and 40% bonds and cash for the foreseeable future.


COMPARISON OF CHANGE IN VALUE OF $10,000

[chart]

                                             Lehman U.S.
                                             Govt/Credit
          Balanced      S & P     Balanced   Intermediate    Consumer
Period    Portfolio   500 Index     Index     Bond Index    Price Index
-------------------------------------------------------------------------
 1/31/01  26,615.34   34,597.06    25,701.08   15,890.11    11,879.24
 2/28/01  25,212.15   31,441.80    24,385.72   16,041.06    11,926.73
 3/31/01  24,101.67   29,448.39    23,529.18   16,164.58    11,953.87
 4/30/01  25,268.86   31,736.83    24,609.35   16,122.55    12,001.36
 5/31/01  25,374.97   31,949.47    24,761.02   16,212.84    12,055.63
 6/30/01  24,944.93   31,171.82    24,435.45   16,272.83    12,075.98
 7/31/01  24,762.29   30,865.08    24,472.91   16,611.30    12,042.06
 8/31/01  23,955.65   28,932.93    23,643.08   16,777.41    12,042.06
 9/30/01  22,903.67   26,596.60    22,621.79   17,022.36    12,096.34
10/31/01  23,301.20   27,104.59    23,015.42   17,304.94    12,055.63
11/30/01  24,356.18   29,183.78    23,996.62   17,131.89    12,035.28
12/31/01  24,587.60   29,439.43    24,078.66   17,037.66    11,987.79
 1/31/02  24,325.37   29,009.91    23,913.58   17,126.26    12,014.93
 2/28/02  24,063.15   28,450.60    23,704.67   17,261.55    12,062.42
 3/31/02  24,509.24   29,520.63    24,115.22   16,999.18    12,130.26

TOTAL RETURNS
for Periods Ending                                                    Inception
March 31, 2002                  6 Months  1 Year 3 Years* 5 Years*   to 3/31/02*
Balanced Portfolio                 7.0%     1.7%   2.5%     9.2%        12.0%
Standard & Poor's 500 Index(R)    11.0      0.2   (2.5)    10.2         14.7
Balanced Index                     6.6      2.5    1.2      9.2         11.8
Lehman U.S. Govt./Credit
Intermediate Bond Index           (0.1)     5.2    6.4      7.1          7.1
Consumer Price Index               0.3      1.5    2.7      2.2          2.5
                                    *Annualized returns. Inception date 5/10/94.

See page 40 for index descriptions. Total return assumes reinvestment of dividends and distributions. Past performance is not predictive of future results. Investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor is currently limiting the Portfolio's expenses, which enhances return. The Portfolio may no longer hold specific stocks mentioned nor can we assure you that those stocks will represent favorable investments in the future.


                                     [LOGO]
                      INTERMEDIATE FIXED INCOME PORTFOLIO



OBJECTIVE: The Intermediate Fixed Income Portfolio seeks to provide investors with current income. The Fund invests primarily in a diversified portfolio of investment-grade, intermediate-term debt securities providing current income. The Portfolio does not use risky derivative instruments.

COMMENTARY: The Intermediate Fixed Income Portfolio's return of 4.3% was in line with like portfolios in a year that produced increased volatility and market illiquidity. Interest rates were mixed as short rates fell overall--aided by the Federal Reserve--and the rates of longer issues rose. The highest yields occurred in May shortly after the Federal Funds ease on May 15. The lowest yields came immediately after the ease on November 6 as investors became aware of a strengthening economy. For the year the cuts amounted to 3 1/4%. The Portfolio continued to benefit from diversified investments in high-quality finance paper and a strong representation in U.S. Treasury issues to maintain liquidity. Credit spreads widened appreciably after the crisis of September 11 but narrowed again in the early months of 2002. Cash allocations, while providing low current returns, have protected principal as rates have risen over the past several months and are available for investment at higher interest-rate levels. Should rates increase, this may provide a good foundation for risk-adjusted returns into the next fiscal year.


COMPARISON OF CHANGE IN VALUE OF $10,000

[chart]

                                   Lehman U.S.
         Intermediate  91 Day U.S. Govt/Credit
         Fixed Income   Treasury   Intermediate    Consumer
Period    Portfolio       Bill     Bond Index    Price Index
--------------------------------------------------------------
 1/31/01  15,320.32    14,144.42    15,890.11    11,879.24
 2/28/01  15,455.33    14,205.49    16,041.06    11,926.73
 3/31/01  15,574.23    14,268.10    16,164.58    11,953.87
 4/30/01  15,553.26    14,322.84    16,122.55    12,001.36
 5/31/01  15,633.35    14,375.24    16,212.84    12,055.63
 6/30/01  15,680.93    14,421.41    16,272.83    12,075.98
 7/31/01  15,940.34    14,466.69    16,611.30    12,042.06
 8/31/01  16,057.10    14,510.67    16,777.41    12,042.06
 9/30/01  16,281.77    14,552.32    17,022.36    12,096.34
10/31/01  16,441.65    14,590.37    17,304.94    12,055.63
11/30/01  16,360.21    14,621.42    17,131.89    12,035.28
12/31/01  16,275.64    14,647.07    17,037.66    11,987.79
 1/31/02  16,332.26    14,669.93    17,126.26    12,014.93
 2/28/02  16,448.52    14,689.53    17,261.55    12,062.42
 3/31/02  16,242.68    14,711.20    16,999.18    12,130.26



TOTAL RETURNS
for Periods Ending                                                    Inception
March 31, 2002                  6 Months  1 Year 3 Years* 5 Years*   to 3/31/02*
Intermediate Fixed
Income Portfolio                  (0.2)%    4.3%   5.8%     6.6%         6.3%
Lehman U.S. Govt./Credit
Intermediate Bond Index           (0.1)     5.2    6.4      7.1          7.1
91-Day U.S. Treasury Bill Index    1.1      3.1    4.7      4.8          5.0
Consumer Price Index               0.3      1.5    2.7      2.2          2.5
                                    *Annualized returns. Inception date 5/10/94.

See page 40 for index descriptions. Total return assumes reinvestment of dividends and distributions. Past performance is not predictive of future results. Investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor is currently limiting the Portfolio's expenses, which enhances return.



                            SCHEDULES OF INVESTMENTS

                         SMALL/MID CAP EQUITY PORTFOLIO

March 31, 2002                                         RARE Hospitality International,  71,475    $1,816,894
                                                       Inc.*
                                                       Total Restaurants                          13,091,521

COMMON STOCKS                                          Retail (7.8%)
(99.6%)                         Shares    Value        American Eagle Outfitters, Inc.* 65,425     1,620,577
                                                       CDW Computer Centers, Inc.*      38,200     1,922,988
AUTOS AND TRANSPORTATION (5.4%)
Air Transportation (0.9%)                              Direct Focus, Inc.*              23,100       878,955
Airtran Holdings, Inc.*         217,150   $1,313,757   Dollar Tree Stores*             125,225     4,108,632
                                                       Foot Locker, Inc.*              236,300     3,823,334
Expeditors International
of Washington, Inc.              22,900    1,396,900   O'Reilly Automotive, Inc.*      114,200     3,605,294
                                                       Office Depot, Inc.*              41,600       825,760
Total Air Transportation                   2,710,657   Sharper Image, Corp.*            62,300     1,070,937
                                                       Staples, Inc.*                  124,925     2,494,752
Auto Parts (1.3%)                                      Tractor Supply Co.*               4,060       186,760
Aftermarket Technology Corp.*    80,625    1,505,269   Tweeter Home Entertainment
Magna International, Inc.        34,000    2,499,000   Group, Inc.*                     33,850       661,767
Total Auto Parts                           4,004,269   Zale Corp.*                      51,825     2,104,095
                                                       Total Retail                               23,303,851
Railroads (0.7%)
Genesee & Wyoming, Inc.*         92,550    2,190,658   Services/Commercial (2.6%)
Shipping (1.4%)                                        Metro One Telecommunications,    70,750     1,793,512
Kirby Corp.                     137,250    4,103,775   Inc.*
                                                       Regis Corp.                     181,850     5,106,348
Tire and Rubber (0.6%)                                 Tetra Tech, Inc.*                65,350       933,851
Cooper Tire & Rubber             80,275    1,737,954   Total Services/Commercial                   7,833,711

Transportation/Misc. (0.5%)
Tidewater, Inc.                  32,600    1,380,610   Textiles/Apparel Manufacturers (1.5%)
TOTAL AUTOS AND TRANSPORTATION            16,127,923   Liz Claiborne, Inc.             156,450     4,436,922
                                                       TOTAL CONSUMER DISCRETIONARY               60,715,283
CONSUMER DISCRETIONARY          (20.2%)
Cosmetics (0.9%)                                       CONSUMER STAPLES (2.1%)
Helen of Troy Ltd.*             183,050    2,599,310   Beverages (1.0%)
                                                       Constellation Brands, Inc.Cl.A*  58,250     3,201,420
Education Services (0.9%)
Bright Horizons                                        Foods (0.8%)
Family Solutions, Inc.*          28,565      841,839   Smithfield Foods,Inc.*           88,775     2,317,027

Corinthian Colleges, Inc.*       37,225    1,881,724
                                                       Soaps and Household Chemicals (0.3%)
Total Education Services                   2,723,563
                                                       Church & Dwight, Inc.            30,575       900,739
Household Equipment and Products (1.2%)                TOTAL CONSUMER STAPLES                      6,419,186
The Stanley Works                81,375    3,763,594
                                                       ENERGY (6.4%)
Household Furnishings (0.4%)
                                                       Machinery/Oil Well Equipment and Services (1.8%)
Mohawk Industries, Inc.*        19,850    1,192786
                                                       Key Energy Services, Inc.*      199,950     2,143,464
Leisure Time (0.6%)
                                                       Universal Compression Holdings* 123,050     3,248,520
West Marine, Inc.*              87,625    1,770,025
                                                       Total Machinery/Oil Well
Restaurants (4.3%)                                     Equipment and Services                      5,391,984
Applebee's International, Inc.  152,875    5,549,362
Brinker International, Inc.*    121,837    3,948,737   Oil/Crude Producers (3.5%)
CBRL Group, Inc.                62,400     1,776,528   Devon Energy Corp.               16,000       772,320
                                                       Evergreen Resources, Inc.*       26,325     1,097,753
See accompanying Notes to Financial Statements.

Remington Oil & Gas Corp.*      136,525  $2,752,344    HEALTH CARE (12.8%)
XTO Energy, Inc.                298,825   5,991,441    Biotechnology Research (3.6%)
Total Oil/Crude Producers                10,613,858    Cephalon, Inc.*                   52,225    $3,290,175
                                                       Charles River Laboratories
Oil/Integrated Domestic (0.7%)                         International, Inc.*             146,475     4,540,725
Amerada Hess Corp.               24,950   1,980,032    Intermune, Inc.*                  57,500     1,729,025
                                                       Invitrogen Corp.*                 31,675     1,087,086
Utilities/Gas Pipelines (0.4%)                         Total Biotechnology Research                10,647,011
Equitable/Resources, Inc.        31,950   1,112,180
TOTAL ENERGY                             19,098,054    Drugs and Pharmaceuticals (2.2%)
                                                       American Pharmaceutical
FINANCIAL SERVICES (20.3%)                             Partners, Inc.*                   18,500       274,355
                                                       Cima Labs*                        49,875     1,329,169
Banks/Outside New York City (3.5%)                     Sicor, Inc.*                     263,325     4,497,591
City National Corp.              52,875   2,781,754    Teva Pharmaceutical Industries    12,900       705,243
Community First Bankshares, Inc. 75,500   1,952,430    Total Drugs and Pharmaceuticals              6,806,358
West Coast Bancorp              109,750   1,657,774
Zions Bancorporation             72,050   4,270,403
Total Banks/Outside New York City        10,662,361    Electronics/Medical Systems (1.5%)
                                                       Lumenis Ltd.*                    155,025     1,720,778
Diversified Financial Services (0.8%)                  Zoll Medical Corp.*               74,250     2,851,200
BISYS Group, Inc.*               67,050   2,363,513    Total Electronics/Medical Systems            4,571,978

Finance Small Loan (0.9%)                              Health Care Facilities (2.2%)
AmeriCredit Corp.*               72,300   2,746,677    Laboratory Corp.
                                                       of America Holdings*              46,500     4,457,490
Financial Data Processing (2.8%)                       Triad Hospitals, Inc.*            65,625     2,256,188
Advent Software, Inc.*           94,250   5,575,830    Total Health Care Facilities                 6,713,678

eFunds Corp.*                   170,125   2,730,506    Health Care Management (1.0%)
Total Financial Data Processing           8,306,336    Orthodontic Centers
                                                       of America, Inc.*                109,275     3,017,083
Financial/Misc. (0.5%)
AMBAC Financial Group, Inc.      25,700   1,518,099    Health Care Services (0.4%)
                                                       Anthem, Inc.*                     18,600     1,070,802
Insurance/Life (1.0%)
The Principal Financial Group,  115,125   2,912,662    Medical and Dental Instruments (1.9%)
Inc.*                                                  C. R. Bard, Inc.                  29,800     1,759,691
                                                       Cooper Companies, Inc.            33,850     1,604,490
Insurance/Multiline (1.4%)                             PolyMedia Corp.*                  90,025     2,291,136
Old Republic International Co.   60,950   1,948,571    Total Medical and Dental Instruments         5,655,317
Stancorp Financial Group         40,450   2,224,750    TOTAL HEALTH CARE                           38,482,227
Total Insurance/Multiline                 4,173,321
                                                       MATERIALS AND PROCESSING         (12.6%)
Insurance/Property Casualty (1.6%)
RenaissanceRe Holdings Ltd.      45,450   4,681,350    Building Materials (1.0%)
                                                       Lafarge Corp.                     72,400     3,130,576
REITs (4.4%)
                                                       Chemicals (1.1%)
Health Care Property Investors,  44,125   1,789,269    OM Group, Inc.                    48,225     3,486,668
Inc.                                                   Containers and Packaging (0.7%)
Mack-Cali Realty Corp.           53,975   1,871,853    Temple-Inland, Inc.               34,700     1,968,184
Simon Property Group, Inc.      160,500  5,237,115
Weingarten Realty Investors      83,075   4,270,055    Diversified Materials and Manufacturing (3.1%)
Total REITs                              13,168,292    Engelhard Corp.                  169,625     5,263,464
                                                       SPX Corp.*                        28,150     3,985,477
Savings and Loans (1.8%)                               Total Diversified Materials
Golden State Bancorp, Inc.      184,450   5,476,320    and Manufacturing                            9,248,941

Securities Brokerages (1.6%)                           Engineering and Contracting (0.6%)
E*Trade Group, Inc.*            218,275   2,056,150    Jacobs Engineering Group, Inc.*   23,250     1,657,493
Legg Mason, Inc.                 52,650   2,794,662
Total Securities Brokerages               4,850,812

TOTAL FINANCIAL SERVICES                 60,859,743

See accompanying Notes to Financial Statements.






Schedule of Investments--Small/Mid Cap Equity Portfolio, continued
Glass (0.9%)                                          NetIQ, Corp.*                     105,563    $2,302,329
Apogee Enterprises, Inc.         209,225 $2,552,545   Optimal Robotics Corp.*           153,275     2,746,688
                                                      Quest Software, Inc.*             100,500     1,518,555
Metal and Minerals/Miscellaneous (0.3%)               Seebeyond Technology Corp.*       112,700       862,155
Stillwater Mining Co.*            52,850  996,223     Symantec Corp.*                    38,800     1,598,948
                                                      VeriSign, Inc.*                    38,550     1,067,850
Metal Fabricating (1.3%)                              Total Computer Services,
Intermagnetics General Corp.*    148,525  4,047,306   Software and Systems                         11,126,491

Paints and Coatings (0.9%)                            Computer Technology (1.3%)
H.B. Fuller Co.                   87,000  2,605,650   Synopsys, Inc.*                    68,775     3,793,629

Paper (1.4%)                                          Electronics/Semiconductors (3.2%)
Albany International Corp.*       50,850  1,540,755
MeadWestvaco Corp.                62,800  2,081,820   Genesis Microchip, Inc.*           31,575       820,950
Rock-Tenn Co.                     21,675    464,929   Marvell Technology Group Ltd.*     51,600     2,260,080
Total Paper                               4,087,504   Microchip Technology, Inc.*       108,625     4,543,784
                                                      O2Micro International Ltd.*       119,075     2,080,240
Steel (1.3%)                                          Total Electronics/Semiconductors              9,705,054
Harso Corp.                       73,500  2,876,790   TOTAL TECHNOLOGY                             29,047,460
Worthington Industries, Inc.      63,600    976,896
Total Steel                               3,853,686   UTILITIES (0.8%)

TOTAL MATERIALS AND PROCESSING           37,634,776   Electrical (0.1%)
                                                      FirstEnergy Corp.                   5,050       174,629
PRODUCER DURABLES (9.3%)
                                                      Gas Distributors (0.4%)
Diversified Production (0.2%)                         Keyspan Corp.                      38,125     1,387,369
Pentair, Inc.                     15,400    692,538
                                                      Telecommunications (0.3%)
Homebuilding (2.0%)                                   CenturyTel, Inc.                   25,313       860,642
D.R. Horton, Inc.                 84,575  3,188,478   TOTAL UTILITIES                               2,422,640
KB Home                           16,800   729,120
Toll Brothers, Inc.*              43,050  2,146,043
Total Homebuilding                        6,063,641   TOTAL COMMON STOCKS
                                                      (cost $267,649,899)                        $298,615,741
Identification Control and Filter Devices (1.1%)
Flowserve Corp.*                 104,750  3,353,048
                                                      SHORT-TERM INVESTMENTS
Production Technology Equipment (4.1%)                (0.4%)                Principal Amount       Value
FEI Co.*                         155,725  5,536,024
                                                      VARIABLE-RATE DEMAND NOTES ** (0.4%)
Mykrolis Corp.*                   70,100  1,071,829
                                                      American Family Financial Services
Novellus Systems, Inc.*           28,850  1,561,939   1.503% 12-31-2031              $1,006,741    $1,006,741
Photronics, Inc.*                 53,525  1,805,398   Wisconsin Corp. Central Credit Union
Rudolph Technologies, Inc.*       49,400  2,132,104   1.579% 12-31-2031                  88,791        88,791
Total Production Technology Equipment    12,107,294   Wisconsin Electric Demand Note
                                                      1.503% 12-31-2031                  47,185        47,185
Telecommunications Equipment (1.9%)
General Cable Corp.               89,475  1,277,703   TOTAL VARIABLE-RATE DEMAND NOTES              1,142,717
Polycom, Inc.*                   175,375  4,314,225
Total Telecommunications Equipment        5,591,928   TOTAL SHORT-TERM INVESTMENTS
TOTAL PRODUCER DURABLES                  27,808,449   (cost $1,142,717)                            $1,142,717
                                                      TOTAL INVESTMENTS
TECHNOLOGY (9.7%)                                     IN SECURITIES (100.0%)
                                                      (cost $268,792,616)                        $299,758,458
Communications Technology (1.5%)
Black Box Corp.*                  58,775  2,845,886
                                                      OTHER ASSETS LESS
L-3 Communications Holdings, Inc.*14,075  1,576,400   LIABILITIES (0.0%)                             $110,442
Total Communications Technology           4,422,286
                                                      NET ASSETS (100.0%)                        $299,868,900
Computer Services, Software and Systems ( 3.7%)
                                                      *Non-income producing security.
Intuit, Inc.*                     26,850  1,029,966
                                                      **The variable-rate
                                                      securities are subject to
                                                      a demand feature, which
                                                      reduces the remaining
                                                      maturity.
See accompanying Notes to Financial State ments.



                                     [LOGO]
                             CORE EQUITY PORTFOLIO

March 31, 2002                                         CONSUMER STAPLES     (8.5%)
                                                       Food and Drug Retail (0.7%)
COMMON STOCKS
                                                       CVS Corp.                        146,775    $5,038,786
( 9 9 . 8 % )                   Shares    Value
                                                       Foods and Beverages (6.1%)
CONSUMER DISCRETIONARY          (13.5%)                Constellation Brands, Inc.Cl. A*  81,348     4,470,886

Auto Parts (0.8%)                                      Dean Foods Co.*                   34,025     2,576,373
Magna International, Inc.        82,475  $6,061,912    General Mills, Inc.              100,475     4,908,204
Broadcasting and Cable (0.7%)                          Pepsi Bottling Group, Inc.       192,400     4,977,388
Comcast Corp. Special Cl. A*    154,500   4,913,100    PepsiCo, Inc.                    215,796    11,113,494
Commercial Services (0.1%)                             Smithfield Foods, Inc.*          237,550     6,200,055
Corinthian Colleges, Inc.*      20,585    1,040,572    Philip Morris Co., Inc.          181,000     9,533,270
                                                       Total Foods and Beverages                   43,779,670
Entertainment (0.9%)
AOL Time Warner, Inc.*          191,231   4,522,613    Household Products (1.7%)
Viacom, Inc. Cl. B*              40,750   1,971,077    Kimberly-Clark Corp.              47,300     3,057,945
Total Entertainment                       6,493,690    Procter & Gamble Co.             103,475     9,322,063
                                                       Total Household Products                    12,380,008
Homebuilding (0.5%)
                                                       TOTAL CONSUMER STAPLES                      61,198,464
KB Home                          90,500   3,927,700

Home Furnishings (0.4%)                                ENERGY (6.9%)
Mohawk Industries, Inc.*         53,375   3,207,304    Oil/Exploration and Production (1.7%)
Leisure (0.5%)                                         Devon Energy Corp.               125,291     6,047,797
Harley-Davidson, Inc.            66,225   3,650,984    Equitable Resources,Inc.          89,500     3,115,495
Publishing (0.4%)                                      XTO Energy, Inc.                 142,875     2,864,644
New York Times Co. Cl. A         55,925   2,676,570    Total Oil/Exploration and Production        12,027,936
Restaurants (2.5%)                                     Oil/Integrated (3.5%)
Applebee's International, Inc.  104,900   3,807,870    Amerada Hess Corp.                47,125     3,739,840
Brinker International, Inc.*    184,278   5,972,450    ChevronTexaco Corp.               37,950     3,425,746
CBRL Group, Inc.                127,000   3,615,690    ExxonMobil Corp.                 407,878    17,877,293
Wendy's International, Inc.     120,725   4,222,960    Total Oil/Integrated                        25,042,879
Total Restaurants                        17,618,970    Oil/Services (1.7%)
Retail (6.7%)                                          Baker Hughes, Inc.               169,450     6,481,462
Best Buy Co., Inc.*             35,700    2,827,440    GlobalSantaFe Corp.              112,475     3,677,932
Costco Wholesale Corp.*         52,180    2,077,808    Tidewater, Inc.                   48,375     2,048,681
Foot Locker, Inc.               260,550   4,215,699    Total Oil/Services                          12,208,075
Home Depot, Inc.                222,822  10,831,377    TOTAL ENERG Y                               49,278,890
Lowe's Companies                126,475   5,500,398
                                                       FINANCIALS (17.1%)
Office Depot, Inc.*             151,300   3,003,305
                                                       Banks (6.0%)
Staples, Inc.*                  206,375   4,121,309
                                                       Bank of America Corp.            172,125    11,707,942
Target Corp.                    263,856  11,377,471
                                                       City National Corp.               28,725     1,511,222
Wal-Mart Stores, Inc.           72,750    4,458,847
                                                       FleetBoston Financial Corp.      139,084     4,867,940
Total Retail                             48,413,654
                                                       Golden State Bancorp, Inc.       110,250     3,273,322
TOTAL CONSUMER DISCRETIONARY             98,004,456
                                                       Marshall & Ilsley Corp.           58,650     3,650,376

See accompanying Notes to Financial Statements.
Schedule of Investments--Core Equity Portfolio, continued

National Commerce                                      Health Care Equipment and Supplies
                                                       (3.6%)
Financial Corp.                 251,300  $6,986,140    Allergan, Inc.                    57,400    $3,710,910
Wells Fargo & Co.               159,375   7,873,125    Baxter International, Inc.       181,410    10,797,523
Zions Bancorporation             54,450   3,227,251    C. R. Bard, Inc.                  61,525     3,633,051
Total Banks                              43,097,318    Medtronic, Inc.                   76,750     3,469,868
Consumer Finance (1.5%)                                St. Jude Medical, Inc.*           58,000     4,474,700
Household International, Inc.   124,000   7,043,200    Total Health Care Equipment
MBNA Corp.                       93,167   3,593,451    and Supplies                                26,086,052
Total Consumer Finance                   10,636,651    Health Care Services (2.6%)
Diversified Financial Services (7.4%)                  Cardinal Health, Inc.             86,174     6,108,875
AMBAC Financial Group, Inc.      81,075   4,789,100    Laboratory Corp. of
Citigroup, Inc.                 339,845  16,829,124    America Holdings*                 70,875     6,794,078
Freddie Mac                     183,058  11,600,385    Triad Hospitals, Inc.*            93,425     3,211,952
Legg Mason, Inc.                 75,700   4,018,156    Wellpoint Health Networks, Inc.*  36,500     2,323,955
Lehman Brothers Holdings, Inc.  105,250   6,803,360    Total Health Care Services                  18,438,860
Marsh & McLennan                                       TOTAL HEALTH CARE                          107,228,482
Companies, Inc.                  55,553   6,263,045
The Principal                                          INDUSTRIALS (13.4%)
Financial Group, Inc.*          109,825   2,778,572
                                                       Aerospace/Defense (0.7%)
Total Diversified Financial Services     53,081,742    L-3 Communications Holdings,Inc.* 41,625     4,662,000

Insurance (1.9%)                                       Auto/Manufacturing (0.5%)
                                                       General Motors Corp.              53,850     3,255,233
American International
Group, Inc.                     125,795   9,074,851    Conglomerates (3.5%)
Everest Re Group Ltd.            69,700   4,832,998    General Electric Co.             502,399    18,814,843
Total Insurance                          13,907,849    Tyco International, Ltd.         194,652     6,291,153
REITs (0.3%)                                           Total Conglomerates                         25,105,996
Simon Property Group, Inc.       69,800   2,277,574    Construction and Engineering (0.6%)
TOTAL FINANCIALS                        123,001,134    Jacobs Engineering Group, Inc.    61,650     4,395,029

                                                       Diversified/Manufacturing (4.3%)
HEALTH CARE (15.0%)                                    3M Co.                            22,550     2,593,476
                                                       Ingersoll-Rand Co.                81,700     4,086,634
Biotechnology (1.3%)                                   Johnson Controls, Inc.            48,175     4,254,334
                                                       Masco Corp.                      214,975     5,901,064
Cephalon, Inc.*                  60,525   3,813,075    Pentair, Inc.                     69,100     3,107,427
Genentech, Inc.*                 70,900   3,576,905    SPX Corp.*                        46,675     6,608,247
Invitrogen Corp.*                48,750   1,673,100    United Technologies Corp.         57,525     4,268,355
Total Biotechnology                       9,063,080    Total Diversified/Manufacturing             30,819,537

Drugs (7.5%)                                           Services/Data Processing (2.1%)
Abbott Laboratories             206,275  10,850,065    Concord EFS, Inc.*               217,250     7,223,563
Bristol-Myers Squibb Co.        119,082   4,821,630    First Data Corp.                  91,200     7,957,200
Johnson & Johnson Co.           101,752   6,608,792    Total Services/Data Processing              15,180,763
King Pharmaceuticals, Inc.*      87,950   3,079,129
Merck & Co., Inc.                50,250   2,893,395    Transportation (1.7%)
Pfizer, Inc.                    333,800 13,265,212     Expeditors International
Teva Pharmaceutical Industries   58,075   3,174,960    of Washington, Inc.               60,250     3,675,250
Wyeth                           136,288   8,947,307    Southwest Airlines Co.            65,214     1,261,891
Total Drugs                              53,640,490    Union Pacific Corp.               44,500     2,765,230
                                                       United Parcel Service, Inc.       67,975     4,132,880
                                                       Total Transportation                        11,835,251
                                                       TOTAL INDUSTRIALS                           95,253,809


See accompanying Notes to Financial Statements.

INFORMATION TECHNOLOGY (17.1%)                TELECOMMUNICATION        SERVICES   (3.2%)
Computer                                      Integrated Telecommunication Services
Software/Services (6.5%)                      (2.9%)
Accenture Ltd.*          127,025 $3,391,568   BellSouth Corp.                   175,950    $6,485,517
Advent Software, Inc.*    65,150  3,854,274   SBC Communications, Inc.          129,800     4,859,712
BEA Systems, Inc.*       284,950  3,906,665   Verizon Communications, Inc.      201,811     9,212,672
Mercury Interactive       35,250  1,327,163          Total
Corp.*                                              Integrated
Microsoft Corp.*         374,043 22,558,533         Telecommunication Services             20,557,901
Symantec Corp.*           67,800  2,794,038   Wireless Telecommunications Services
                                              (0.3%)
Synopsys, Inc.*           62,225  3,432,331   AT&T Wireless Services, Inc.*     242,975     2,174,626
VeriSign, Inc.*           34,800    939,600   TOTAL TELECOMMUNICATION
Veritas Software Corp.*  104,600  4,584,618   SERVICES                                     22,732,527
Total Computer Software/Services 46,788,790
                                              UTILITIES (1.6%)
Computer Systems (2.5%)
Dell Computer Corp.*     336,025  8,773,613   Electric/Natural Gas (1.6%)
IBM Corp.                 43,025  4,474,600   Duke Energy Corp.                 198,961     7,520,726
NCR Corp.*                55,700  2,492,575   FirstEnergy Corp.                  39,125     1,352,943
Sun Microsystems, Inc.*  269,861  2,380,174   KeySpan Corp.                      77,225     2,810,218
Total Computer Systems           18,120,962   TOTAL  UTILITIES                             11,683,887

                                              TOTAL COMMON STOCKS
Electronics/Semiconductors (6.2%)             (cost $612,867,174)                        $716,447,971
Analog Devices, Inc.*    129,378  5,827,185
Broadcom Corp.*           95,825  3,440,118
Intel Corp.              469,839 14,287,804   SHORT-TERM INVESTMENTS
Kla-Tencor Corp.*         30,500  2,028,250   (0.5%)                  Principal Amount          Value
Marvell Technology Group  34,950  1,530,810   COMMERCIAL PAPER              (0.5%)
Ltd.*                                         Galaxy Funding
Maxim Integrated          80,400  4,479,084    1.500% 04-01-2002             $3,500,000    $3,500,000
Products, Inc.*
Novellus Systems, Inc.*   126,700 6,859,538
                                              VARIABLE RATE DEMAND NOTES** (0.0%)
Texas Instruments, Inc.   176,650 5,847,115    American Family Financial Services
                                              1.503% 12-31-2031                 217,909       217,909
Total Electronics/Semiconductors 44,299,904
Electronics/Systems
(0.4%)
                                              TOTAL SHORT-TERM INVESTMENTS
Celestica, Inc.*          87,150  3,160,059   (cost $3,717,909)                           $3,717,909

Networking/Communications Equipment (1.5%)
Cisco Systems, Inc.*     640,235 10,839,179   TOTAL INVESTMENTS IN SECURITIES (100.3%)
TOTAL INFORMATION TECHNOLOGY    123,208,894   (cost $616,585,083)                        $720,165,880

MATERIALS (3.5%)                              LIABILITIES IN EXCESS
Chemicals (1.5%)                              OF OTHER ASSETS (-0.3%)                     ($1,880,768)
Air Products &           101,500 5,242,475
Chemicals, Inc.
Engelhard Corp.          168,075 5,215,367    NET ASSETS (100.0%)                        $718,285,112
Total Chemicals                  10,457,842
Metals (0.8%)                                 *Non-income producing security.
Alcoa, Inc.              144,997 5,472,187    **The variable-rate securities are subject to a demand
Paper and Forest                              feature, which reduces the remaining maturity.
Products (1.2%)
MeadWestvaco Corp.       64,700  2,144,805
Weyerhaeuser Co.         107,900 6,782,594
Total Paper and Forest Products  8,927,399
TOTAL MATERIALS                  24,857,428


>


Schedules of Investments, continued
                                     [LOGO]
                            GROWTH EQUITY PORTFOLIO

March 31, 2002                                         FINANCIAL SERVICES (15.0%)
                                                       Banks/Outside New York City (2.2%)
COMMON STOCKS                    Shares      Value     Investor's Financial Services     1,000        $76,050
(99.4%)                                                Corp.
                                                       State Street Corp.                1,200         66,456
AU TOS AND TRANSPORTATION (1.8%)                       Total Banks/Outside
                                                       New York City                                  142,506
Air Transportation (1.2%)
                                                       Diversified Financial Services
                                                       (4.8%)
Expeditors International of
Washington, Inc.                1,300       $79,300    BISYS Group, Inc.*                2,400         84,600
                                                       Citigroup, Inc.                   3,100        153,512
Recreational Vehicles (0.6%)
                                                       Goldman Sachs Group, Inc.           700         63,175
Harley-Davidson, Inc.             700        38,591
                                                       Total Diversified Financial Services           301,287
TOTAL AUTOS AND
TRANSPORTATION                              117,891    Financial Data Processing (3.6%)
                                                       Concord EFS, Inc.*                2,650         88,112
CONSUMER DISCRETIONARY(15.5%)                          First Data Corp.                  1,650        143,962
Cable Television Services (1.0%)                       Total Financial Data Processing                232,074
Echostar Communications
Corp. Cl. A*                    2,300        65,136    Financial/Miscellaneous (1.8%)
                                                       MBNA Corp.                        3,000        115,710
Entertainment (1.9%)
Viacom, Inc. Cl. B*             2,500       120,925    Insurance/Multiline (2.6%)
                                                       American International Group, Inc.2,300        165,922
Restaurants (1.2%)
                                                       TOTAL FINANCIAL  SERVICES                      957,499
Starbucks Corp.*                3,300        76,329
Retail (9.3%)                                          HEALTH CARE (25.8%)
Bed Bath & Beyond, Inc.*        2,400        81,000    Biotechnology Research (1.8%)
Costco Wholesale Corp.*         2,500        99,550    Genentech, Inc.*                    600         30,270
Home Depot, Inc.                4,300       209,023    Idec Pharmaceuticals Corp.        1,300         83,590
Kohls Department Stores*          800        56,920    Total Biotechnology Research                   113,860
Wal-Mart Stores, Inc.           2,400       147,096
                                                       Drugs and Pharmaceuticals (16.3%)
Total Retail                                593,589
                                                       Allergan, Inc.                    1,550        100,207
Services/Commercial (0.9%)                             Cardinal Health, Inc.             2,550        180,769
Accenture Ltd.*                 2,200        58,740    Eli Lilly & Co.                   1,400        106,680
Textiles/Apparel Manufacturers (1.2%)                  Forest Laboratories, Inc. Cl. A*  1,100         89,870
Coach, Inc.*                    1,500        76,065    Gilead Sciences,                  1,600         57,584
                                                       Inc.*
TOTAL CONSUMER         DISCRETIONARY        990,784    Johnson & Johnson                 2,250        146,137
                                                       Pfizer, Inc.                      6,600        262,284
CONSUMER STAPLES (3.1%)
                                                       Wyeth                             1,500         98,475
Beverages (1.3%)                                       Total Drugs and Pharmaceuticals              1,042,006
PepsiCo, Inc.                   1,600        82,400
                                                       Electronics/Medical Systems (2.6%)
Drug and Grocery Store Chains (1.1%)                   Medtronic, Inc.                   3,600        162,756
Walgreen Co.                    1,800        70,542
                                                       Health Care          (1.5%)
                                                       Facilities
Tobacco (0.7%)                                         Tenet Healthcare Corp.*           1,450         97,179
Philip Morris Companies, Inc.   900          47,403
                                                       Health Care Management (2.2%)
TOTAL CONSUMER STAPLES                      200,345
                                                       UnitedHealth Group, Inc.          1,800        137,556


See accompanying Notes to Financial Statements.

Medical and Dental Instruments and Supplies (1.4%)   Electronics/Semiconductors (8.9%)
St. Jude Medical, Inc.*         1,150    $88,722     Altera Corp.*                      2,950        $64,517
TOTAL HEALTH CARE                      1,642,079     Analog Devices, Inc.*              1,650         74,316
                                                     Intel Corp.                        6,000        182,460
OTHER (6.8%)
                                                     Marvell Technology Group Ltd.*     1,500         65,700
Multisector Companies (6.8%)
                                                     Maxim Integrated Products,Inc.*    1,800        100,278
General Electric Co.            6,200    232,190
                                                     Texas Instruments, Inc.            2,475         81,923
Illinois Tool Works, Inc.         450     32,558
                                                     Total Electronics/Semiconductors                569,194

SPX Corp.*                        500     70,790
                                                     TOTAL TECHNOLOGY                              1,764,190
Tyco International Ltd.         3,050     98,576
                                                     TOTAL COMMON STOCKS
TOTAL OTHER                              434,114     (cost $6,114,085)                            $6,351,387

PRODUCER DURABLES (3.8%)
Aerospace (0.9%)                                     SHORT-TERM INVESTMENTS
United Technologies Corp.         800     59,360     (1.6%)                    Principal Amount       Value

Production Technology Equipment (2.9%)               VARIABLE-RATE DEMAND NOTES** (1.6%)
Applied Materials, Inc.*        1,330     72,179     American Family Financial Services
Kla-Tencor Corp.*                 925     61,513     1.503% 12-31-2031                $36,216       $36,216
Novellus Systems, Inc.*           950     51,433     Wisconsin Electric Demand Note
Total Production                                     1.503% 12-31-2031                 64,774         64,774
Technology Equipment                     185,125     TOTAL VARIABLE-RATE DEMAND NOTES                 64,774
TOTAL PRODUCER DURABLES                 244,485
                                                     TOTAL SHORT -TERM INVESTMENTS
TECHNOLOGY (27.6%)
                                                     (cost $100,990)                                $100,990
Communications Technology (5.2%)
Brocade Communications                               TOTAL INVESTMENTS
Systems, Inc.*                  2,500     67,500      IN SECURITIES (101.0%)
Cisco Systems, Inc.*           10,900     84,537     (cost $6,215,075)                            $6,452,377
L-3 Communications Holdings, Inc.*725     81,200
Total Communications Technology          333,237     LIABILITIES IN EXCESS OF OTHER ASSETS
                                                     (-1.0%)                                       ($65,593)
Computer Services, Software and Systems (10.1%)      NET ASSETS (100.0%)                          $6,386,784
BEA Systems, Inc.*              6,300     86,373
Mercury Interactive Corp.*      1,800     67,770
Microsoft Corp.*                5,600    337,736     *Non-income producing security.
Siebel Systems, Inc.*           1,950     63,590
                                                     **The variable-rate securities are subject to a demand
Veritas Software Corp.*         2,100     92,043     feature, which reduces the remaining
                                                     maturity.
Total Computer Services,
Software and Systems                     647,512

Computer Technology (3.4%)
Dell Computer Corp.*            4,950    129,245
IBM Corp.                         300     31,200
Sun Microsystems, Inc.*         6,100     53,802
Total Computer Technology                214,247

See accompanying Notes to Financial Statements.


Schedules of Investments, continued
                                     [LOGO]
                               BALANCED PORTFOLIO



March 31, 2002                                       Insurance (2.4%)
                                                     Hartford Life, Inc.
                                                     6.900% 06-15-2004              $1,000,000    $1,046,294
LONG-TERM            DEBT     SECURITIES
(36.5%)              Principal Amount     Value      7.100% 06-15-2007                 500,000       519,546
                                                     Reliastar Financial Corp.
CORPORATE BONDS (23.1%)                              6.500% 11-15-2008               2,100,000     2,096,073
FINANCE (21.8%)                                      Total Insurance                               3,661,913
Automobiles (4.2%)                                   Investment Banking/Brokerage (4.4%)
Ford Motor Credit Co.                                Charles Schwab Corp.
7.750% 11-15-2002             $100,000    $102,050   6.850% 11-15-2005                 150,000       154,156
6.125% 04-28-2003              490,000     495,520   Goldman Sachs Group
6.875% 02-01-2006            2,600,000   2,587,341   6.650% 05-15-2009               2,650,000     2,660,523
GMAC                                                 Merrill Lynch
5.750% 11-10-2003            1,000,000   1,008,262   7.375% 08-17-2002                  30,000        30,533
                                                     5.350% 06-15-2004               1,250,000     1,274,545
6.500% 12-06-2004              100,000     101,422
                                                     Morgan Stanley Dean Witter & Co.
6.750% 01-15-2006            2,200,000   2,230,393   6.100% 04-15-2006               2,650,000     2,706,617
Total Automobiles                        6,524,988
                                                     Total Investment Banking/Brokerage            6,826,374
Banks (4.5%)
                                                     Leasing Companies (1.9%)
Bank of America Corp.
                                                     International Lease Finance Corp.
7.125% 09-15-2006            2,100,000   2,231,739   5.540% 03-21-2005               3,000,000     3,011,100
6.625% 10-15-2007            1,500,000   1,543,517
                                                     TOTAL FINANCE                                33,928,291
Bank One Corp.
                                                     INDUSTRIALS (1.3%)
6.875% 08-01-2006              200,000     209,317
Citicorp                                             Medical and Related Goods and Services (0.1%)
7.125% 06-01-2003            1,000,000   1,043,097   Smithkline Beecham PLC Corp.
NationsBank Corp.                                    Medium-Term Note
6.125% 07-15-2004            1,950,000   2,017,575   6.625% 10-01-2005                 150,000       152,968
Total Banks                              7,045,245   Telephone/Integrated (1.2%)
Consumer (1.0%)                                      AT&T Corp.
                                                     5.625% 03-15-2004               1,800,000     1,798,198
Beneficial Financial Corp.
8.000% 06-18-2002              100,000     101,173   TOTAL INDUSTRIALS                             1,951,166
Sears, Roebuck & Co.
                                                     TOTAL CORPORATE BONDS                        35,879,457
6.650% 02-20-2003              450,000     461,295
6.670% 07-07-2003            1,000,000   1,029,302
                                                     U.S. TREASURY NOTES (13.3%)
Total Consumer                           1,591,770
                                                     6.375% 08-15-2002                 100,000       101,664
Consumer Loans (1.6%)
                                                     6.000% 08-15-2004                 200,000       209,289
Household Finance Corp.
                                                     5.750% 11-15-2005               3,700,000     3,846,701
8.000% 05-09-2005            2,300,000   2,422,703
                                                     7.000% 07-15-2006               3,750,000     4,068,019
Diversified (1.8%)
                                                     6.500% 10-15-2006               3,800,000     4,050,713
Associates Corp. of North America
                                                     6.125% 08-15-2007             4,100,000       4,309,326
5.800% 04-20-2004            1,000,000   1,028,874
                                                     5.625% 05-15-2008             4,000,000       4,098,908
Commercial Credit Corp.
6.875% 05-01-2002              100,000     100,357   TOTAL U.S.
                                                     TREASURY NOTES                               20,684,620
6.500% 06-01-2005            1,650,000   1,714,967
Total Diversified                        2,844,198



See accompanying Notes to Financial Statements.


FOREIGNBONDS(U.S. DOLLAR                               Wal-Mart Stores, Inc.             12,400      $759,996
DENOMINATED ) (0.1%)                                   Total Retail                                 6,768,867
Hydro Quebec                                           TOTAL CONSUMER DISCRETIONARY                12,513,855
7.375% 02-01-2003              $75,000     $77,750
Ontario Global Bond                                    CONSUMER STAPLES (5.7%)
7.375% 01-27-2003              100,000     103,867     Entertainment (0.6%)
TOTAL FOREIGN BONDS                        181,617     AOL Time Warner, Inc.*            26,611       629,350
                                                       Viacom, Inc. Cl. B*                7,125       344,636
TOTAL LONG-TERM
                                                       Total Entertainment                            973,986
DEBT SECURITIES
(cost $58,312,725)                     $56,745,694     Food and Drug Retail (0.4%)
                                                       CVS Corp.                         20,025       687,458
COMMON STOCKS                                          Foods and Beverages (3.7%)
(62.2% )                         Shares  Value
                                                       Constellation Brands, Inc. Cl. A* 12,200       670,512
CAPITAL GOODS (0.3%)                                   Dean Foods Co.*                      500        37,860
Diversified/Manufacturing (0.3%)                       General Mills, Inc.               13,925       680,236
Ingersoll-Rand Co.               9,375    $468,937     Pepsi Bottling Group, Inc.        29,000       750,230
TOTAL C APITAL GOODS                       468,937     PepsiCo, Inc.                     28,774     1,481,861
                                                       Philip Morris Co., Inc.           23,725     1,249,596
CONSUMER DISCRETIONARY (8.1%)                          Smithfield Foods,                 30,875       805,837
                                                       Inc.*
Automobile (0.3%)                                      Total Foods and Beverages                    5,676,132
General Motors Corp.             7,000     423,150
                                                       Household Products (1.0%)
Auto Parts (0.5%)                                      Kimberly-Clark Corp.               3,125       202,031
Magna International, Inc.       10,900     801,150     Procter & Gamble Co.              14,875     1,340,089
                                                       Total Household Products                     1,542,120
Broadcasting and Cable (0.4%)
Comcast Corp. Special Cl. A     20,900    664,620      TOTAL CONSUMER STAPLES                       8,879,696

Homebuilding (0.4%)                                    ENERGY (4.2%)
KB Home                         12,775    554,435      Oil/Exploration and Production (1.1%)
                                                       Devon Energy Corp.                17,700       854,379
Home Furnishings (0.3%)                                Equitable Resources, Inc.         12,200       424,682
Mohawk Industries, Inc.*         8,675     521,281     XTO Energy, Inc.                  19,600       392,980
                                                       Total Oil/Exploration and Production         1,672,041
Leisure (0.3%)
Harley-Davidson, Inc.            8,850     487,900     Oil/Integrated Domestic (0.2%)
                                                       Amerada Hess Corp.                 4,800       380,928
Publishing (0.2%)
New York Times Co. Cl. A         7,650     366,129

Restaurants (1.2%)
                                                       Oil/Integrated International
                                                       (1.7%)
Applebee's International, Inc.  11,650     422,895     ChevronTexaco Corp.                5,175       467,147
Brinker International,Inc.*     23,536     762,802     ExxonMobil Corp.                  50,406     2,209,295
CBRL Group, Inc.                16,400     466,908     Total Oil/Integrated International           2,676,442
Wendy's International,Inc.       7,825     273,718
Total Restaurants                        1,926,323     Oil/Services (1.2%)
                                                       Baker Hughes, Inc.                22,525       861,581
Retail (4.5%)                                          GlobalSantaFe Corp.               16,125       527,287
Best Buy Co., Inc.*              5,575     441,540     Tidewater, Inc.                   10,200       431,970
Costco Wholesale Corp.*         10,250     408,155     Total Oil/Services                           1,820,838
Foot Locker, Inc.               36,375     588,547     TOTAL ENERGY                                 6,550,249
Home Depot, Inc.                32,524   1,580,992
Lowe's Companies                16,800     730,632     FINANCIALS (11.7%)
Office Depot, Inc.*             18,350     364,247     Banks (3.5%)
Staples, Inc.*                  1,925       38,442     Bank of America Corp.             22,950     1,561,059
Target Corp.                    43,050   1,856,316     City National Corp.                6,550       344,595
                                                       FleetBoston Financial Corp.       19,875       695,625

See accompanying Notes to Financial Statements.


Schedule of Investments--Balanced Portfolio, continued

Golden State Bancorp, Inc.     15,425   $457,968     C. R. Bard, Inc.                10,300      $608,215
Marshall & Ilsley Corp.         8,225    511,924     Medtronic, Inc.                 11,525       521,045
National Commerce Financial    31,700    881,260     St. Jude Medical, Inc.*          8,000       617,200
Corp.                                                Total Health Care Equipment
Wells Fargo & Co.              20,500  1,012,700     and Supplies                               3,699,067
Zions Bancorporation              775     45,934
Total Banks                            5,511,065     Health Care Services (1.6%)
Consumer Finance (0.8%)                              Cardinal Health, Inc.           11,649       825,798
Household International, Inc.  15,850    900,280     Laboratory Corp. of
                                                     America Holdings*               10,250       982,565
MBNA Corp.                     10,750    414,627     Triad Hospitals, Inc.*          11,725       403,106
Total Consumer Finance                 1,314,907
                                                     Wellpoint Health Networks, Inc.* 4,500       286,515
Diversified Financial Services (5.8%)                Total Health Care Services                 2,497,984
AMBAC Financial Group, Inc.    10,825   639,433
                                                     TOTAL HEALTH CARE                         14,376,209
Citigroup, Inc.                45,122  2,234,441
Federal National                                     INDUSTRIALS (7.6%)
Mortgage Association*       1,500,000  1,480,432
                                                     Aerospace/Defense (0.4%)
Freddie Mac                    27,425  1,737,922     L-3 Communications
Legg Mason, Inc.               13,025    691,367     Holdings, Inc.*                  5,400       604,800
Lehman Brothers Holdings, Inc. 12,875    832,240
                                                     Conglomerates (2.2%)
Marsh & McLennan                                     General Electric Co.            72,650     2,720,743
Companies, Inc.                 7,587    855,358     Tyco International, Ltd.        22,450       725,584
The Principal Financial
Group, Inc.*                   18,550    469,315     Total Conglomerates                        3,446,327
Total Diversified Financial            8,940,508     Construction and Engineering (0.3%)
Services
Insurance (1.3%)                                     Jacobs Engineering Group, Inc.*  7,050       502,595
American International Group,  18,163  1,310,279     Diversified/Manufacturing
Inc.                                                 (2.4%)
Everest Re Group Ltd.           9,300    644,862     Johnson Controls, Inc.           6,575       580,638
Total Insurance                        1,955,141     Masco Corp.                     27,875       765,169
REITs (0.3%)                                         3M Co.                           6,050       695,811
Simon Property Group, Inc.     12,225    398,902     Pentair, Inc.                    6,850       308,045
TOTAL F INANCIALS                     18,120,523     SPX Corp.*                       5,875       831,783
                                                     United Technologies Corp.        6,775       502,705
HEALTH CARE (9.3%)
                                                     Total Diversified/Manufacturing            3,684,151
Biotechnology (0.6%)
                                                     Services/Data Processing (1.4%)
Cephalon, Inc.*                 4,500    283,500     Concord EFS, Inc.*              29,050       965,913
Genentech, Inc.*                8,200    413,690     First Data Corp.                13,500     1,177,875
Invitrogen Corp.*               4,625    158,730     Total Services/Data Processing             2,143,788
Total Biotechnology                      855,920
                                                     Transportation (0.9%)
Drugs (4.7%)                                         Expeditors International of
Abbott Laboratories            26,100  1,372,860     Washington, Inc.                 8,350       509,350
Bristol-Myers Squibb Co.       15,525    628,607     Southwest Airlines Co.          14,655       283,574
Johnson & Johnson Co.          14,625    949,894     Union Pacific Corp.              5,325       330,896
King Pharmaceuticals, Inc.*    12,325    431,498     United Parcel Services, Inc.     4,650       282,720
Merck & Co., Inc.               6,825    392,984     Total Transportation                       1,406,540
Pfizer, Inc.                   44,775  1,779,359     TOTAL INDUSTRIALS                         11,788,201
Teva Pharmaceutical Industries 10,725    586,336
                                                     INFORMATION TECHNOLOGY (10.0%)
Wyeth                          18,000  1,181,700
Total Drugs                            7,323,238     Computer Software/Services (4.3%)
                                                     Accenture Ltd.*                 17,175       458,573
Health Care Equipment and Supplies (2.4%)            Advent Software, Inc.*           8,425       498,423
Allergan, Inc.                 7,900     510,735     BEA Systems, Inc.*              37,600       515,496
Baxter International, Inc.     24,225  1,441,872     Mercury Interactive Corp.*      10,825       407,561


See accompanying Notes to Financial Statements.



Microsoft Corp.*           49,775 $3,001,930    TELECOMMUNICATION SERVICES   (1.9%)
Symantec Corp.*             9,100    375,011    Integrated Telecommunication Services(1.7%)
Synopsys, Inc.*             9,850    543,326    BellSouth Corp.                  19,150        $705,869
VeriSign, Inc.*            10,650    287,550    SBC Communications, Inc.         19,725         738,504
Veritas Software Corp.*    13,750    602,663    Verizon Communications, Inc.     26,841       1,225,292
Total Computer Software/Services   6,690,533    Total Integrated
Computer Systems (1.6%)                         Telecommunication Services                    2,669,665
Dell Computer Corp.*       49,700  1,297,667    Wireless Telecommunication Services (0.2%)
IBM Corp.                   5,550    577,200    AT&T Wireless Services, Inc.*    32,975         295,126
NCR Corp.*                  4,950    221,513    TOTAL TELECOMMUNICATION
Sun Microsystems, Inc.*    50,150    442,323    SERVICES                                      2,964,791
Total Computer Systems             2,538,703
                                                UTILITIES (1.1%)
Electronics/Semiconductors (3.2%)               Electric/Natural Gas (1.0%)
Analog Devices, Inc.*      14,975    674,474    Duke Energy Corp.                28,900       1,092,420
Intel Corp.                63,325  1,925,713    KeySpan Corp.                    10,925         397,561
Maxim Integrated           11,575    644,843    Total Electric/Natural Gas                    1,489,981
Products, Inc.*
Novellus Systems, Inc.*  15,750 852,705         Natural Gas (0.1%)
Texas Instruments, Inc.  24,625 815,088         FirstEnergy Corp.                 6,700         231,686
Total Electronics/Semiconductors   4,912,823
                                                TOTAL UTILITIES                               1,721,667
Networking/Communications Equipment (0.9%)
Cisco Systems, Inc.*       83,366  1,411,386    TOTAL COMMON STOCKS
                                                (cost $83,180,752)                          $96,630,040
TOTAL INFORMATION TECHNOLOGY      15,553,445
MATERIALS (1.9%)
                                                SHORT-TERM INVESTMENTS
Chemicals (0.7%)                                (2.2%)              Principal Amount         Value
Air Products &
Chemicals, Inc.             8,125    419,656    VARIABLE-RATE DEMAND NOTES ** (2.2%)
Engelhard Corp.            20,125    624,479
                                                American Family Financial
                                                Services
Total Chemicals                    1,044,135    1.503% 12-31-2031            $2,855,945      $2,855,945
Metals (0.5%)                                   Wisconsin Corp. Central Credit Union
Alcoa, Inc.                20,325    767,066    1.579% 12-31-2031               180,848         180,848
Paper and Forest                                Wisconsin Electric Power   Co.
Products (0.7%)                                 1.503% 12-31-2031               332,314         332,314
Meadwestvaco Corp.          8,500    281,775    TOTAL VARIABLE-RATE DEMAND NOTES              3,369,107
Weyerhaeuser Co.           14,000    880,040
Total Paper and Forest             1,161,815
Products
TOTAL MATERIALS                    2,973,016    TOTAL SHORT-TERM INVESTMENTS
                                                (cost $3,369,107)                            $3,882,269
TECHNOLOGY (0.5%)
Electronics/Semiconductors                      TOTAL INVESTMENTS
(0.4%)
Broadcom Corp.*             9,075    325,793    IN SECURITIES (100.9%)
                                                (cost $144,862,584)                        $156,744,841
Marvell Technology Group    4,600    201,480
Ltd.*
Total Electronics/Semiconductors     527,273
                                                LIABILITIES IN EXCESS
                                                OF OTHER ASSETS (-0.9%)                    ($1,337,391)
Electronics/Systems (0.1%)
Celestica, Inc.*              5,300  192,178
TOTAL TECHNOLOG Y                    719,451    NET ASSETS(100.0%)                         $155,407,450

                                             *Non-income producing security.

                                             **The variable-rate securities are
                                             subject to a demand feature, which
                                             reduces the remaining maturity.



See accompanying Notes to Financial Statements.



Schedules of Investments, continued
                                     [LOGO]
                      INTERMEDIATE FIXED INVOME PORTFOLIO

March 31, 2002                                       Investment Banking/Brokerage (7.0%)
                                                     Goldman Sachs Group
                                                     6.650% 05-15-2009               $600,000       $602,383
LONG-TERM DEBT SECURITIES
(85.9%)                 Principal Amount     Value   Merrill Lynch
                                                     5.350% 06-15-2004                525,000        535,309
CORPORATE BONDS (32.6%)                              Morgan Stanley Dean Witter
                                                     6.375% 12-15-2003                175,000        182,248
FINANCE (29.8%)
                                                     7.750% 06-15-2005                500,000        538,530
Automobile (8.5%)
                                                     6.100% 04-15-2006                500,000        510,682
Ford Motor Credit Co.
                                                     Total Investment
6.125% 04-28-2003             $125,000    $126,408
                                                     Banking/Brokerage                             2,369,152
6.875% 02-01-2006            1,200,000   1,194,157
                                                     TOTAL F INANCE                               10,089,725
GMAC
6.500% 12-06-2004              500,000     507,112
                                                     INDUSTRIALS (2.8%)
7.500% 07-15-2005            1,000,000   1,036,277
                                                     Telephone/Integrated (2.8%)
Total Automobile                         2,863,954
                                                     AT&T Corp.
Commerical Banks (2.4%)                              5.625% 03-15-2004                950,000        949,049
Banc One Corp.                                       TOTAL INDUSTRIALS                               949,049
7.375% 12-01-2002              780,000     802,281
                                                     TOTAL CORPORATE BONDS
                                                                                                  11,038,774

Consumer (4.5%)                                      U.S. GOVERNMENT AGENCY (3.1%)

Beneficial Financial Corp.                           Federal Home Loan Bank
Medium-Term Note
                                                     6.500% 11-15-2005               1,000,000     1,052,426
6.510% 12-03-2003              500,000     513,101
                                                     U.S. TREASURY NOTES (48.7%)
Sears, Roebuck & Co.                                 7.250% 05-15-2004               1,500,000     1,605,645
                                                     6.500% 08-15-2005               3,500,000     3,723,811
6.670% 07-07-2003            1,000,000   1,029,302   5.750% 11-15-2005               2,000,000     2,079,298
Total Consumer                           1,542,403   7.000% 07-15-2006               2,400,000     2,603,532
Commerical Loans (3.3%)                              6.500% 10-15-2006               2,100,000     2,238,552
Household Finance Corp.                              6.625% 05-15-2007               2,000,000     2,147,032
8.000% 05-09-2005            1,050,000   1,106,016   5.625% 05-15-2008               2,000,000     2,049,454
Diversified Financial Services (4.1%)
Commercial Credit TRV                                TOTAL U.S. TREASURY NOTES                    16,447,324
6.500% 06-01-2005              400,000     415,750
General Electric Capital
5.375% 03-15-2007            1,000,000     990,169

Total Diversified Financial Services     1,405,919


See accompanying Notes to Financial Statements.


FOREIGN BONDS (U.S. DOLLAR                           TOTAL SHORT-TERM INVESTMENTS
DENOMINATED (1.5%)                                   (cost $4,378,938)                            $4,378,938
Hydro Quebec
7.375% 02-01-2003              $200,000   $207,334   TOTAL INVESTMENTS IN SECURITIES (98.8%)
Ontario Global Bond
7.375% 01-27-2003               290,000    301,213   (cost $33,221,241)                          $33,426,009
TOTAL FOREIGN BONDS                        508,547
                                                     OTHER ASSETS LESS LIABILITIES (1.2%)           $404,825
TOTAL LONG-TERM
DEBT SECURITIES                                      NET ASSETS (100.0%)                         $33,830,834
(cost $28,842,303)                     $29,047,071

SHORT-TERM INVESTMENTS
(12.9%)                Principal Amount      Value      *The variable-rate
                                                        securities are subject to a
VA RIABLE-RATE DEMAND NOTES* (12.9%)                    demand feature, which
                                                        reduces the remaining
American Family Financial Services                      maturity.
1.503% 12-31-2031           $1,602,899  $1,602,899
Wisconsin Corp. Central Credit Union
1.579% 12-31-2031            1,178,052   1,178,052
Wisconsin Electric Power Co.
1.503% 12-31-2031            1,597,987   1,597,987
TOTAL VARIABLE-RATE
DEMAND NOTES                             4,378,938



See accompanying Notes to Financial Statements.

                      STATEMENTS OF ASSETS AND LIABILITIES


Rainier Investment Management Mutual Funds March 31, 2002

                                         Small/Mid                   Growth                  Intermediate
                                        Cap Equity   Core Equity     Equity       Balanced   Fixed Income
                                         Portfolio    Portfolio     Portfolio    Portfolio     Portfolio

ASSETS
Investments in securities, at cost      $268,792,616  $616,585,083   $6,215,075 $144,862,584   $33,221,241
(Note 2)


Investments in securities, at value     $299,758,458  $720,165,880   $6,452,377 $156,744,841   $33,426,009
(Note 2)
Cash                                               -             -            -            -             -
Receivables
Investment securities sold                 2,828,070     8,629,940       57,156      525,108          -000
Dividends and interest                        58,300       570,976        3,346    1,118,165       549,384
Fund shares sold                              56,873       217,821            -      363,397             -
Due from Investment Advisor (Note 3)               -             -        1,696            -             -
Prepaid expenses                               4,763         4,757        6,265        6,638         1,139
Total assets                             302,706,464   729,589,374    6,520,840  158,758,149    33,976,532

LIABILITIES
Cash overdraft                                     -             -            -        2,210             -
Payables
Investment securities purchased            2,432,530    10,441,452      122,784    2,584,294             -
Fund shares redeemed                           3,954          -000            -            -             -
Distributions to shareholders                      -             -            -      581,984       115,040
Due to Investment Advisor (Note 3)           227,002       495,885            -      106,691         5,585
Due under Distribution Plan (Note 3)          66,765       165,295        1,436       34,708         3,083
Accrued expenses                              89,787       172,419        8,653       34,970        17,331
Deferred Trustees Compensation (Note 5)       17,526        29,211        1,183        5,842         4,659
Total liabilities                          2,837,564    11,304,262      134,056    3,350,699       145,698

Net assets                              $299,868,900  $718,285,112   $6,386,784 $155,407,450   $33,830,834

COMPONENTS OF NET ASSETS
Paid-in capital                         $275,197,082  $657,528,711  $10,519,378 $149,079,346   $33,462,674
Accumulated undistributed
net investment income (loss)                       -             -      (4,875)        6,312        13,786
Accumulated undistributed net
realized gain (loss) on investments       (6,294,024)  (42,824,396)  (4,365,021)  (5,560,465)       149,606
Net unrealized appreciation
(depreciation) on investments             30,965,842   103,580,797      237,302   11,882,257       204,768
Net assets                              $299,868,900  $718,285,112   $6,386,784$ 155,407,450   $33,830,834
Number of shares issued and outstanding
(unlimited shares authorized) no par      13,483,236    32,132,856      443,270    9,814,232     2,726,068
value

Net asset value per share                     $22.24        $22.35       $14.41       $15.83        $12.41



See accompanying Notes to Financial Statements.


                            STATEMENTS OF OPERATIONS

Rainier Investment Management Mutual Funds For the fiscal year ending March 31, 2002


                                           Small/Mid                   Growth               Intermediate
                                          Cap Equity   Core Equity     Equity     Balanced  Fixed Income
                                           Portfolio    Portfolio    *Portfolio  Portfolio    Portfolio
INVESTMENT INCOME
Income
Dividends                                 $2,606,714    $7,793,963     $29,255    $879,689 $          -
Interest                                     137,644       363,502       3,524   2,843,404    1,600,151
Total income                               2,744,358     8,157,465      32,779   3,723,093    1,600,151

Expenses
Investment advisory fees (Note 3)          2,776,332     5,605,504      51,725     948,067      138,553
Distribution fees (Note 3)                   816,568     1,868,501      17,242     338,595       30,789
Administration fees (Note 3)                 187,988       314,220      11,989     117,719       30,789
Custodian fees                               104,502       162,002      19,502      35,000        7,001
Fund accounting fees                          68,299       147,300       4,300      29,799       10,300
Reports to shareholders                       45,223        67,561       3,836      18,096        5,482
Transfer agent fees                           31,500        61,499      11,001      18,498       12,501
Registration expense                          32,499        51,001      19,623      13,698       13,100
Audit fees                                    24,989        51,651       6,165      10,330        5,165
Trustee fees                                   8,410        12,186       2,114       2,435        1,525
Legal fees                                     6,982        15,666         116       2,179          537
Miscellaneous expense                         19,629        41,418          69       6,457        1,643
Total expenses                             4,122,921     8,398,509     147,682   1,540,873      257,385
Less: fees waived and expenses
absorbed (Note 3)                                  -             -     (65,612)          -      (88,043)
Add: expenses recouped by
Investment Advisor (Note 3)                        -             -           -      69,332            -
Net expenses                               4,122,921     8,398,509      82,070   1,610,205      169,342

Net investment income (loss)             (1,378,563)     (241,044)    (49,291)   2,112,888    1,430,809

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments   (3,613,719)  (38,259,414) (2,076,456) (5,203,717)     194,104
Net change in unrealized appreciation
(depreciation) on investments             42,824,289    38,843,746   2,118,205   7,347,069     (385,505)

Net gain (loss) on investments            39,210,570       584,332      41,749   2,143,352     (191,401)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                          $37,832,007      $343,288    ($7,542)  $4,256,240   $1,239,408



See accompanying Notes to Financial Statements.

                       STATEMENTS OF CHANGES IN NET ASSETS


Rainier Investment Management Mutual Funds

                                      Small/Mid Cap Equity Portfolio         Core Equity Portfolio
                                       Fiscal year ending March 31,    Fiscal year ending March 31,
                                           2002          2001           2002          2001

INCREASE (DECREASE)
IN NET ASSETS
Operations
Net investment income (loss)           ($1,378,563)   ($1,123,422)   ($ 241,044)    ($1,181,065)
Net realized gain (loss)
on investments                          (3,613,719)     12,012,709  (38,259,414)      50,209,183
Net change in unrealized appreciation
(depreciation) on investments            42,824,289   (77,880,033)    38,843,746   (263,951,942)
Increase (decrease) in net assets
resulting from operations                37,832,007   (66,990,746)       343,288   (214,923,824)

Distributions to shareholders
From net investment income                    -               -            -               -
From net realized gain on
investments sold                       (13,944,285)   (61,346,456)   (7,508,174)    (76,237,262)
Decrease in net assets
from distributions                     (13,944,285)   (61,346,456)   (7,508,174)    (76,237,262)

Capital share transactions
Proceeds from shares sold               158,729,410    165,688,304   184,753,426     331,445,482
Net asset value of shares issued on
reinvestment of distributions            13,701,251     60,659,490     7,326,409      74,343,206
Cost of shares redeemed               (234,517,965)  (228,180,058) (238,134,596)   (349,171,029)
Net increase (decrease) from
capital share transactions             (62,087,304)    (1,832,264)  (46,054,761)      56,617,659
Net increase (decrease) in net assets  (38,199,582)  (130,169,466)  (53,219,647)   (234,543,427)

NET ASSETS
Beginning of period                     338,068,482    468,237,948   771,504,759   1,006,048,186
End of period                          $299,868,900   $338,068,482  $718,285,112    $771,504,759

CHANGE IN SHARES
OUTSTANDING
Shares sold                               7,339,950      6,375,972     8,284,926      11,639,251
Shares issued on reinvestment
of distributions                            643,595      2,633,934       337,156       2,869,286
Shares redeemed                        (10,790,583)    (8,979,197)  (10,721,873)    (12,155,580)
Net increase (decrease)
in shares outstanding                   (2,807,038)         30,709   (2,099,791)       2,352,957




         Growth Equity Portfolio
                   June 15, 2000                                       Intermediate Fixed
 Fiscal year        (inception)           Balanced Portfolio             Income Portfolio
ending March 31,  through March 31,  Fiscal year ending March 31,  Fiscal year ending March 31,
    2002                2001          2002            2001          2002           2001
-------------------------------------------------------------------------------------------------------




   ($49,291)          ($19,626)    $2,112,888        $2,127,608   $1,430,809      $1,274,139

 (2,076,456)        (2,288,565)   (5,203,717)         1,754,469      194,104         (2,484)

   2,118,205        (1,880,903)     7,347,069      (18,297,168)    (385,505)       1,218,151

     (7,542)        (4,189,094)     4,256,240      (14,415,091)    1,239,408       2,489,806


           -                  -   (2,108,362)       (2,123,901)  (1,423,419)     (1,271,142)

           -                  -     (846,057)       (3,584,568)     (41,447)               -

           -                  -   (2,954,419)       (5,708,469)  (1,464,866)     (1,271,142)


   3,317,440         12,921,425    68,491,219        41,868,281    9,626,615      12,606,613

        -000               -000     2,861,188         5,689,692    1,473,407       1,242,563
 (3,739,376)        (1,916,069)  (36,096,859)      (37,196,313)  (5,822,733)    (10,125,225)

   (421,936)         11,005,356    35,255,548        10,361,660    5,277,289       3,723,951
   (429,478)          6,816,262    36,557,369       (9,761,900)    5,051,831       4,942,615



   6,816,262               -000   118,850,081       128,611,981   28,779,003      23,836,388
  $6,386,784         $6,816,262  $155,407,450      $118,850,081  $33,830,834     $28,779,003




     221,929            569,217     4,424,752         2,384,591      765,773       1,029,893

        -000               -000       182,407           322,951      117,250         103,374
   (250,975)           (96,901)   (2,268,756)       (2,071,345)    (462,409)       (843,365)

    (29,046)            472,316     2,338,403           636,197      420,614         289,902




See accompanying Notes to Financial Statements.



                              FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand each Portfolio's financial performance for the past five years and since inception for the Growth Equity Portfolio. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

Rainier Investment Management Mutual Funds
For a capital share outstanding throughout the fiscal year

                                                       Small/Mid Cap Equity Portfolio
                                                        Fiscal year ending March 31,
                                            2002      2001       2000     1999       1998

Net asset value, beginning of year         $20.75     $28.80    $19.81    $24.92     $18.54
Income from investment operations
Net investment income (loss)                (0.10)     (0.07)    (0.06)    (0.01)     (0.01)
Net realized and unrealized
gain (loss) on investments                   2.61      (4.10)     9.05     (4.24)      8.71
Total from investment operations             2.51      (4.17)     8.99     (4.25)      8.70

Less distributions
From net investment income                      -          -         -     (0.01)     (0.01)
From net realized gain                      (1.02)     (3.88)        -     (0.85)     (2.31)
Total distributions                         (1.02)     (3.88)        -     (0.86)     (2.32)
Net asset value, end of year               $22.24     $20.75    $28.80    $19.81     $24.92
Total return                                12.32%    (15.83%)   45.38%   (17.18%)    48.68%

Ratios/supplemental data
Net assets, end of year (millions)         $299.9     $338.1    $468.2    $430.0     $515.7

Ratio of expenses to average net assets
Before fees waived and
expenses absorbed                            1.26%      1.24%     1.25%     1.25%      1.26%
After fees waived and
expenses absorbed                            n/a%       n/a%      n/a%      n/a%        n/a

Ratio of net investment income (loss)
to average net assets, after fees waived
and expenses absorbed                       (0.42%)    (0.26%)   (0.24%)   (0.04%)    (0.06%)

Portfolio turnover rate                    162.74%    166.24%   199.04%   143.70%    107.17%

See accompanying Notes to Financial Statements.


Financial Highlights, continued




Rainier Investment Management Mutual Funds
For a capital share outstanding throughout the fiscal year


                                                              Core Equity Portfolio
                                                          Fiscal year ending March 31,
                                            2002        2001        2000      1999        1998
Net asset value, beginning of year         $22.54      $31.56      $25.34     $24.67     $18.97
Income from investment operations
Net investment income (loss)                (0.01)      (0.03)      (0.03)      0.05       0.07
Net realized and unrealized
gain (loss) on investments                   0.05       (6.50)       7.93       1.95       8.86
Total from investment operations             0.04       (6.53)       7.90       2.00       8.93

Less distributions
From net investment income                      -           -           -      (0.07)     (0.07)
From net realized gain                      (0.23)      (2.49)      (1.68)     (1.26)     (3.16)
Total distributions                         (0.23)      (2.49)      (1.68)     (1.33)     (3.23)
Net asset value, end of year               $22.35      $22.54      $31.56     $25.34     $24.67
Total return                                 0.22%     (21.72%)     32.06%      8.64%     49.64%

Ratios/supplemental data
Net assets, end of year (millions)         $718.3      $771.5    $1,006.0     $910.6     $698.7

Ratio of expenses to average net assets
Before fees waived and
expenses absorbed                            1.12%       1.11%       1.11%      1.13%      1.14%
After fees waived and
expenses absorbed                             n/a%        n/a%        n/a%       n/a%%      n/a

Ratio of net investment income (loss)
to average net assets, after fees waived
and expenses absorbed                       (0.03%)     (0.13%)     (0.12%)     0.23%      0.37%

Portfolio turnover rate                     79.92%      81.48%      82.98%    132.91%    119.88%


Rainier Investment Management Mutual Funds
For a capital share outstanding throughout the fiscal year


                                                      Growth Equity Portfolio
                                           Fiscal year ending  June 15, 2000 (inception)
                                             March 31, 2002     through March 31, 2001

Net asset value, beginning of year              $14.43                  $25.00
Income from investment operations
Net investment income (loss)                    (0.12)                  (0.04)
Net realized and unrealized
gain (loss) on investments                        0.10                 (10.53)
Total from investment operations                (0.02)                 (10.57)

Less distributions
From net investment income                           -                       -
From net realized gain                               -                       -
Total distributions                                  -                       -
Net asset value, end of year                    $14.41                  $14.43
Total return                                   (0.14%)               (42.28%)+

Ratios/supplemental data
Net assets, end of year (millions)                $6.4                    $6.8

Ratio of expenses to average net assets
Before fees waived and
expenses absorbed                                2.14%                  2.38%++
After fees waived and
expenses absorbed                                1.19%                  1.19%++

Ratio of net investment income (loss)
to average net assets, after fees waived
and expenses absorbed                          (0.72%)                (0.52%)++

Portfolio turnover rate                        161.95%                122.37%+


+Not annualized.
++Annualized.

See accompanying Notes to Financial Statements.


Financial Highlights, continued




Rainier Investment Management Mutual Funds
For a capital share outstanding throughout the fiscal year

                                                         Balanced Portfolio
                                                    Fiscal year ending March 31,
                                            2002      2001      2000     1999    1998
Net asset value, beginning of year          $15.90    $18.80   $16.70   $16.78    $14.76
Income from investment operations
Net investment income (loss)                  0.25      0.30     0.28     0.28      0.35
Net realized and unrealized
gain (loss) on investments                    0.02    (2.38)     2.90     0.85      4.46
Total from investment operations              0.27    (2.08)     3.18     1.13      4.81

Less distributions
From net investment income                  (0.25)    (0.30)   (0.28)   (0.28)    (0.35)
From net realized gain                      (0.09)    (0.52)   (0.80)   (0.93)    (2.44)
Total distributions                         (0.34)    (0.82)   (1.08)   (1.21)    (2.79)
Net asset value, end of year                $15.83    $15.90   $18.80   $16.70    $16.78
Total return                                 1.69%   11.38%)   19.59%    7.22%    34.57%

Ratios/supplemental data
Net assets, end of year (millions)          $155.4    $118.9   $128.6    $96.8     $72.7

Ratio of expenses to average net assets
Before fees waived and expenses
absorbed or recouped                         1.14%     1.15%    1.21%    1.22%     1.28%
After fees waived and expenses
absorbed or recouped                         1.19%     1.19%    1.19%    1.19%     1.19%

Ratio of net investment income (loss)
to average net assets, after fees waived
and expenses absorbed or recouped            1.56%     1.68%    1.63%    1.78%     2.09%

Portfolio turnover rate                     71.51%    57.52%   67.55%  108.28%   102.98%



Rainier Investment Management Mutual Funds
For a capital share outstanding throughout the fiscal year


                                                 Intermediate Fixed Income Portfolio
                                                      Fiscal year ending March 31,
                                              2002     2001     2000     1999      1998
Net asset value, beginning of year          $12.48    $11.83  $12.24   $12.45    $12.08
Income from investment operations
Net investment income (loss)                  0.58      0.66    0.63     0.68      0.71
Net realized and unrealized
gain (loss) on investments                  (0.05)      0.65  (0.41)     0.11      0.37
Total from investment operations              0.53      1.31    0.22     0.79      1.08

Less distributions
From net investment income                  (0.58)    (0.66)  (0.63)   (0.68)    (0.71)
From net realized gain                      (0.02)       - 0     - 0   (0.32)      .- 0
Total distributions                         (0.60)    (0.66)  (0.63)   (1.00)    (0.71)
Net asset value, end of year                $12.41    $12.48  $11.83   $12.24    $12.45
Total return                                 4.29%    11.43%   1.90%    6.49%     9.11%

Ratios/supplemental data
Net assets, end of year (millions)           $33.8     $28.8   $23.8    $20.4     $20.0

Ratio of expenses to average net assets
Before fees waived and
expenses absorbed                            0.84%     0.90%   0.94%    1.04%     1.19%
After fees waived and
expenses absorbed                            0.55%     0.55%   0.55%    0.55%     0.55%

Ratio of net investment income (loss)
to average net assets, after fees waived
and expenses absorbed or recouped            4.64%     5.48%   5.31%    5.39%     5.73%

Portfolio turnover rate                     26.27%     5.05%   8.18%   54.59%    15.99%



See accompanying Notes to Financial Statements.


                          NOTES TO FINANCIAL STATEMENTS


Rainier Investment Management Mutual Funds
March 31, 2002

NOTE 1.  ORGANIZATION
Rainier Investment Management Mutual Funds (the "Trust") was organized as a business trust in Delaware on December 15, 1993, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust consists of five separate series of portfolios: Small/Mid Cap Equity Portfolio, Core Equity Portfolio, Growth Equity Portfolio, Balanced Portfolio and Intermediate Fixed Income Portfolio (each a "Fund" and collectively the "Funds").

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A) Security Valuation. The Funds invest in a range of securities, generally including equities and debt securities. Equity securities are valued at the last sale price (for exchange-listed securities) or the last bid price (if lacking any sales and for over-the-counter securities). Debt securities generally are valued at the mean between the last bid and asked prices. Debt securities with 60 days or less remaining to maturity are valued on an amortized cost basis.

Securities for which market quotations are not readily available are valued at fair value as deter- mined in good faith by or under the direction of the Board of Trustees. There were no such securities held during the year ending March 31, 2002.

B) Security Transactions, Dividends and Distributions. Security transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recorded on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized using the interest method. Distributions to shareholders are recorded on the ex-dividend date.

C) Federal Income Taxes. The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to shareholders of the Funds. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) are recorded by the Funds.

Capital loss carryforwards available for federal income tax purposes as of March 31, 2002, were as follows:

Fund                  Amount          Expiration Date
Small/Mid
Cap Equity            $3,299,193      2010
Core Equity           35,457,478      2010-2011
Growth Equity         3,774,604       2009-2011
Balanced              3,946,075       2010-2011

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:


                           Undistributed Undistributed
                         Paid-in    Net Investment     Net Realized
         Fund            Capital        Income         Gain (Loss)
-----------------------------------------------------------------------
      Small/Mid
      Cap Equity       ($1,423,831)       $1,367,093           $56,738
     Core Equity          (244,355)          216,494            27,861
    Growth Equity          (50,791)           50,791             -.000
       Balanced                   -                -             1,409
     Intermediate
     Fixed Income                 -                -                 -

D) Organization Costs. In accordance with Statement of Position 98-5, Reporting on the Costs of Start-Up Activities, organization costs for the Growth Equity Portfolio, which commenced operations on June 15, 2000, were expensed as incurred.

E) Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

A) Investment Management Agreement. The Trust, on behalf of the Funds, has entered into an investment management agreement with Rainier Investment Management, Inc.,(R)(the "Investment Advisor"). Under the terms of the agreement, the Trust will pay a fee equal to the following annual percentages of average daily net assets:

    Small/Mid Cap Equity Portfolio        0.85% Core Equity Portfolio  0.75%
Growth Equity Portfolio                   0.75% Balanced Portfolio     0.70%
Intermediate Fixed Income Portfolio       0.50%

Effective April 1, 1997, the Investment Advisor has voluntarily undertaken to limit the management fee for the Intermediate Fixed Income Portfolio to 0.45% of the Portfolio's average annual net assets.

Although not required to do so, the Investment Advisor has contractually agreed to reimburse each Fund to the extent necessary so that its ratio of operating expenses to average daily net assets will not exceed the following levels. Overall operating expenses for each Fund will not fall below the applicable percentage limitation until the Investment Advisor has been fully reimbursed for fees foregone and expenses paid by the Investment Advisor under this agreement:


Small/Mid Cap Equity Portfolio            1.23% Core Equity Portfolio  1.04%
Growth Equity Portfolio                   0.94% Balanced Portfolio     0.94%
Intermediate Fixed Income Portfolio       0.45%

These percentages are based on the average daily net assets of the Funds, and exclude Rule 12b-1 fees, interest, taxes, brokerage commissions, extraordinary expenses and sales charges.

This agreement has a one-year term, renewable at the end of each fiscal year. The agreement may be terminated by either party upon 60 days' written notice.

Expenses reimbursed by the Advisor may be recouped from the Funds and are subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations. The recoupment period, except for Growth Equity Portfolio, will be limited to three years from the year of the reimbursement, and are subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations. For the Growth Equity Portfolio, the recoupment period of any expense reimbursements in the first year of operations will be limited to five years from the year of reimbursement. At March 31, 2002, the amounts available for recoupment that have been paid and/or waived by the Advisor on behalf of the Funds are as follows:

Growth Equity Portfolio                     $110,707
Intermediate Fixed Income Portfolio         $253,748

At March 31, 2002, the Advisor may recapture a portion of the following amounts no later than March 31 of the years stated below:

                                       Intermediate
                 Growth Equity         Fixed Income
                   Portfolio            Portfolio
         2003               -             $84,019
         2004               -             $81,686
         2005               -                   -
         2006         $45,095                   -
         2007         $65,612             $88,043

For the year ending March 31, 2002, the Balanced Portfolio recouped $69,332.

B) Distribution Plan. The Trust, on behalf of the Funds, has approved a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Investment Advisor (as the distribution coordinator) at an annual rate of up to 0.25% of each Fund's average daily net assets. The fee is paid to the Investment Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activities.

Effective April 1, 1997, the Investment Advisor has voluntarily undertaken to limit the distribution fee for the Intermediate Fixed Income Portfolio to 0.10% of the Portfolio's average annual net assets.

Notes to Financial Statements, continued


Quasar Distributors, LLC (the "Distributor"), acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The
Distributor is an affiliate of U.S. Bancorp Fund Services, LLC (the "Administrator"). For the year ending March 31, 2002, the Small/Mid Cap Equity, Core Equity and Balanced Portfolios paid brokerage commissions of $13,844, $2,176 and $93, respectively, to an affiliate of the Distributor.

C) Administrative Services Agreement. The Trust, on behalf of the Funds, has entered into an administrative services agreement with the Administrator, an unrelated third party. Under the terms of the agreement, each Fund will pay a monthly fee based on the greater of $40,000 annual minimum or the annual rate of: 0.10% of first $100 million of average daily net assets; 0.05% of next $100 million of average daily net assets; 0.03% of average net assets over $200 million.

The Growth Equity Portfolio will pay an annual minimum fee of $12,000, and there is no minimum fee for the Intermediate Fixed Income Portfolio.

NOTE 4. INVESTMENT TRANSACTIONS

The aggregate security purchases and sales, other than short-term obligations and U.S. Government securities, for the period ending March 31, 2002, were as follows:

Fund                              Purchases            Sales
Small/Mid Cap Equity           $526,439,222     $605,037,971
Core Equity                     586,037,052      636,300,627
Growth Equity                    10,912,969       11,167,883
Balanced                        133,083,941       92,834,558
Intermediate Fixed Income        11,380,520        6,848,656

The Balanced Portfolio and Intermediate Fixed Income Portfolio purchased $15,045,193 and $9,131,719 and sold $7,376,414 and $4,511,000, respectively, of
U.S. Government securities. There were no purchases or sales of U.S. Government securities by the Small/Mid Cap Equity Portfolio, Core Equity Portfolio and Growth Equity Portfolio.

As of March 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                  Small/Mid Cap      Core        Growth                      Intermediate
                                     Equity         Equity       Equity        Balanced      Fixed Income
Cost of investments for tax       $272,430,848  $623,952,001     $6,805,492  $146,506,353    $33,221,241
purposes

Gross tax unrealized                42,143,430   122,765,910        353,377    13,562,038        402,436
appreciation

Gross tax unrealized               (14,169,223)  (26,552,031)      (706,492)   (3,294,025)      (197,668)
depreciation

Net tax unrealized appreciation
(depreciation) on investments       27,974,207    96,213,879      (353,115)    10,268,013        204,768

Undistributed ordinary income                -             -              -       588,296        130,811

Undistributed long-term gains
(loss carryforward)                ($3,299,193) ($35,457,478)  ($3,774,604)  ($3,946,075)       $147,621


The tax composition of dividends was as follows:

                                  Small/Mid Cap      Core        Growth                 Intermediate
                                     Equity         Equity       Equity    Balanced      Fixed Income

Ordinary income total                    -        $3,095,757         -    $2,307,965    $1,423,419

Ordinary income per share                -            0.0964         -        0.2670        0.5823

Long-term capital gains total     13,944,285       4,412,417         -       646,454        41,447

Long-term capital gains per          1.0217           0.1374         -        0.0660        0.0175
share


Notes to Financial Statements, continued


NOTE 5 . RELATED PARTY TRANSACTIONS

Certain officers and Trustees of the Funds are also officers and/or directors of the Investment Advisor. Outside Trustees are compensated by the Trust at the total rate of $6,000 per year plus $1,500 for each meeting of the Board of Trustees attended and any travel expenses incurred in such meetings, which is allocated among the Funds.

On December 10, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted to reflect a value which would have been earned if the account had been invested in a designated investment. The Funds recognize as trustee expense, amounts accrued as meetings are attended plus the change in the value of the phantom share account.

NOTE 6 . TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The following list is provided in this order: name, address, (age), position(s) held with trusts, date elected+, principal occupation(s) during the past five years, number of portfolios in fund complex overseen by trustee and other directorships held by trustee.

J. Glenn Haber*
601 Union St., Ste. 2801,
Seattle, WA 98101
(50),  Trustee, President, Secretary and Treasurer, January 1994,
Principal of the Advisor, 5

Patricia L. Frost*
601 Union St., Ste. 2801,
Seattle, WA 98101
(58), Trustee and Vice President, January 1994,
Principal and Chief Executive Officer of the Advisor, 5

James E. Diamond Jr.
3217 NW Yeon Ave., Portland, OR 97210 (56), Trustee, March 1994, Retired, President and Chief Financial Officer of Paul O. Giesey Adcrafters, Inc. from 1991 to 1999, 5

John W. Ferris
Peterson, Sullivan & Co.
2330 Two Union Square, Seattle, WA 98101 (60), Trustee, March
1995, Partner of Peterson Sullivan & Co., 5

Gary L. Sundem
University of Washington, Business School Seattle, WA 98195 (57), Trustee, March 1994, Associate Dean and Professor of Accounting at University of Washington, 5

James R. Margard*
601 Union St., Ste. 2801, Seattle, WA 98101 (50), Vice-President,
January 1994, Principal of the Advisor, 5

Michael E. Raney*
601 Union St., Ste. 2801, Seattle, WA 98101 (54), Vice-President,
January 1994, Principal of the Advisor, 5

David A. Veterane*
601 Union St., Ste. 2801, Seattle, WA 98101 (61), Vice-President,
January 1994, Principal of the Advisor, 5

*Denotes "interested person," as that is defined by the 1940 Act.
+Trustees and officers of the Fund serve until their resignation, removal or retirement.

                          INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders  Rainier Investment  Management Mutual
Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rainier Investment Management Mutual Funds (comprised of the Small/Mid Cap Equity, Core Equity, Growth Equity, Balanced and Intermediate Fixed Income Portfolios) as of March 31, 2002, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of Rainier Investment Management Mutual Funds as of March 31, 2002, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.



Seattle,Washington
May 3, 2002



                      DIRECTORY OF FUNDS' SERVICE PROVIDERS

INVESTMENT ADVISOR                         CUSTODIAN, TRANSFER AGENT
                                           AND FUND ACCOUNTANT
Rainier Investment Management, Inc.(R)
601 Union Street, Suite 2801               U.S. Bancorp Fund Services, LLC
Seattle, WA 98101                          615 East Michigan Street
                                           Milwaukee, WI 53202
DISTRIBUTOR
Quasar Distributors, LLC                   INDEPENDENT AUDITORS
615 East Michigan Street                   KPMG LLP
Milwaukee, WI 53202                        3100 Two Union Square
                                           601 Union Street
ADMINISTRATOR                              Seattle, WA 98101
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Suite 100         LEGAL COUNSEL
Glendora, CA 91741                         Paul, Hastings, Janofsky & Walker LLP
                                           55 Second Street, 24th Floor
                                           San Francisco, CA 94105


                               INDEX DESCRIPTIONS

The Standard & Poor's 500 Index(R) is an unmanaged index composed of 500 industrial, utility, transportation and financial companies of the U.S. markets. The Index represents about 75% of New York Stock Exchange (NYSE) market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested. The Russell 1000(R) Index, the Russell Midcap(R) Index, the Russell 2500(TM) Index and the Russell 2000(R) Index are unmanaged indices composed of the equities of companies ranging in value from approximately $1.1 to $517.8 billion, $1.1 to $25.9 billion, $80.0 million to $6.7 billion, and $80.0 million to $3.9 billion, respectively, as of June 30, 2001. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Lehman U.S. Government/Credit Intermediate Bond Index ("Lehman Intermediate Bond Index") is an unmanaged index composed of all bonds covered by the Lehman U.S. Government/Credit Index with maturities between one and 9.99 years. The Consumer Price Index ("CPI") is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics.

The Salomon Brothers 3-Month Treasury Bill Index ("91-Day U.S. Treasury Bill Index") is an unmanaged index of equal dollar amounts of three-month Treasury bills purchased at the beginning of each of three consecutive months.

The "Balanced Index" consists of 50% Standard & Poor's 500 Index(R), 40% Lehman U.S. Government/Credit Intermediate Bond Index and 10% 91-Day U.S. Treasury Bill Index.

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